UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

AEROHIVE NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AEROHIVE NETWORKS, INC.
1011 McCarthy Boulevard
Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Pacific Time on Wednesday, May 23, 2018

Dear Stockholder:

We cordially invite you to attend the 2018 Annual Meeting of Stockholders of Aerohive Networks, Inc. We will hold the meeting on Wednesday, May 23, 2018, at 11:00 a.m. Pacific Time, at 1011 McCarthy Boulevard, Milpitas, California 95035, to propose the following:

1.	To elect three Class I directors to serve until the 2021 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	To transact any other business as may properly come before the meeting or any postponement or adjournment of the meeting.

We discuss these items in more detail on the following pages, which we make a part of this notice.

On or about April 6, 2018, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions to access this proxy statement for our annual meeting and our 2017 annual report to our stockholders. The Notice provides instructions to vote online or by telephone and includes instructions to receive a paper copy of proxy materials by mail. You can access this proxy statement and our 2017 annual report directly at the following Internet address: http://www.proxyvote.com. All you need to do is enter the control number located on your proxy card.

If you owned our common stock at the close of business on Monday, March 26, 2018, you are entitled to notice of and to vote at the annual meeting. Your vote is important. We encourage you to vote via the Internet. It is convenient, is more environmentally friendly and it saves us significant postage and processing costs. If you prefer to submit your vote by mail or by telephone you may request instead a printed set of the proxy materials.

By order of the Board of Directors,

Steve Debenham Vice President, General Counsel & Corporate Secretary

Milpitas, California

April 6, 2018

TABLE OF CONTENTS

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1
General	1
Notice of Internet Availability of Proxy Materials	1
Electronic Access to Proxy Materials	1
Costs of Solicitation	1
Record Date and Shares Outstanding	1
QUESTIONS AND ANSWERS REGARDING OUR ANNUAL MEETING	2
Why am I receiving these proxy materials?	2
What is the Notice of Internet Availability?	2
What proposals will be voted on at the 2018 Annual Meeting?	2
What is Aerohive’s voting recommendation?	2
What happens if additional proposals are presented at the 2018 Annual Meeting?	2
Who can vote at the 2018 Annual Meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
How many votes does Aerohive need to hold the 2018 Annual Meeting?	3
What is the voting requirement to approve each of the proposals?	3
Who counts the votes?	3
What happens if I do not cast a vote?	3
How can I vote my shares in person at the 2018 Annual Meeting?	4
How can I vote my shares in advance, without attending the 2018 Annual Meeting?	4
How can I change or revoke my vote?	4
Where can I find the voting results of the 2018 Annual Meeting?	4
Who are the proxies and what do they do?	5
What should I do if I receive more than one Notice or set of proxy materials?	5
How may I obtain a separate Notice or a separate set of proxy materials?	5
Is my vote confidential?	5
What is the deadline to propose actions for consideration at the 2019 annual meeting of stockholders or to nominate individuals to serve as directors at that annual meeting?	5
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	7
Nominees for Director	7
Continuing Directors	8
Director Independence	9
Board Leadership Structure	9
Risk Management	9
Board Meetings and Committees	10
Compensation Committee Interlocks and Insider Participation	11
Considerations in Evaluating Director Nominees	12
Stockholder Recommendations for Nominations to the Board of Directors	12
Communications with the Board of Directors	12
Delivery of Stockholder Recommendations or Communications	13
Corporate Governance Guidelines and Code of Business Conduct and Ethics	13
Recent Governance Changes	13
Director Compensation	13
Our Equity Compensation Plans	15
PROPOSAL NO. 1 ELECTION OF DIRECTORS	16
Nominees	16
Vote Required	16
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
Fees Paid to the Independent Registered Public Accounting Firm	17
i

TABLE OF CONTENTS
(cont’d)

ii

AEROHIVE NETWORKS, INC.

PROXY STATEMENT
FOR 2018 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, May 23, 2018 at 11:00 a.m. Pacific Time

INFORMATION CONCERNING SOLICITATION AND VOTING

General

Our Board of Directors (the “Board”) is soliciting proxies for the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) to be held at our executive offices at 1011 McCarthy Boulevard, Milpitas, California 95035 on Wednesday, May 23, 2018, at 11:00 a.m., Pacific Time. Our telephone number at this address is 408-510-6100. This proxy statement contains important information for you to consider when deciding how to vote on the matters set forth in the attached Notice of Annual Meeting of Stockholders. Please read it carefully.

Beginning on April 6, 2018, we sent copies of this proxy statement or made them available to persons who were stockholders at the close of business on March 26, 2018, the record date for the 2018 Annual Meeting.

Notice of Internet Availability of Proxy Materials

Pursuant to Securities and Exchange Commission (the “SEC”) rules and regulations, we have chosen to provide access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders and beneficial owners of our stock as of the record date. All stockholders will have the option to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. We have included in the Notice instructions how to access the proxy materials over the Internet or to request a printed copy of the proxy materials. You may also request to receive proxy materials on an ongoing basis in printed form by mail or electronically by e-mail.

The Notice will provide you with instructions how to:

•	view on the Internet our proxy materials for our 2018 Annual Meeting;

•	instruct us to send our future proxy materials to you electronically by e-mail; or

•	instruct us to send these proxy materials to you by mail, as well as on an ongoing basis.

Electronic Access to Proxy Materials

Choosing to receive proxy materials by e-mail will save us the cost of printing and mailing the proxy materials to you and, by avoiding such printing and mailing, will reduce the environmental impact of our 2018 Annual Meeting and future meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year in connection with the 2019 annual meeting of stockholders with instructions, including a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it by following the instructions contained in the proxy materials.

Costs of Solicitation

We will pay the costs of soliciting proxies from stockholders. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses to forward solicitation materials to such beneficial owners, including fees associated with:

•	forwarding the Notice to beneficial owners;

•	forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

•	obtaining beneficial owners’ voting instructions.

Certain of our directors, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by written communication, telephone, facsimile or other electronic means.

Record Date and Shares Outstanding

The record date for the 2018 Annual Meeting is March 26, 2018. Only stockholders of record at the close of business on March 26, 2018, are entitled to attend and vote at the 2018 Annual Meeting. On the record date, 54,625,924 shares of our common stock were outstanding and held of record.

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QUESTIONS AND ANSWERS REGARDING OUR ANNUAL MEETING

Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you may have about the 2018 Annual Meeting or this proxy statement.

Q: Why am I receiving these proxy materials?

A: Our Board of Directors is providing these proxy materials to you in connection with our 2018 Annual Meeting to be held on May 23, 2018. We invite stockholders to attend the 2018 Annual Meeting and to vote on the proposals described in this proxy statement.

Q: What is the Notice of Internet Availability?

A: In accordance with SEC rules and regulations, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the 2018 Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you how to access and review the proxy materials and submit your vote via the Internet. If you received a Notice by mail and would like to receive, instead, a printed copy of the proxy materials, please follow the instructions included in the Notice to request such materials.

We mailed the Notice on or about April 6, 2018, to all stockholders entitled to vote at the 2018 Annual Meeting. As of the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all our proxy materials on the website referred to in the Notice. These proxy materials will be available free of charge.

Q: What proposals will be voted on at the 2018 Annual Meeting?

A: There are two proposals scheduled to be voted on at the 2018 Annual Meeting:

•	a proposal to elect the three Class I nominees for director set forth in this proxy statement; and

•	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Q: What is Aerohive’s voting recommendation?

A: Our Board of Directors recommends that you vote your shares “FOR” election of the three Class I nominees to our Board of Directors and “FOR” the proposed ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

Q: What happens if additional proposals are presented at the 2018 Annual Meeting?

A: Other than the two proposals described in this proxy statement, we do not currently expect additional matters to be presented for a vote at the 2018 Annual Meeting. However, when you sign and return the proxy card you are granting, as stockholder of record, a proxy to the named proxy holders, John Ritchie and Steve Debenham. The named proxy holders will have the discretion to vote your shares on the above proposals as well as any additional matters properly presented for a vote at the 2018 Annual Meeting. If, for any unforeseen reason, any of the three Class I nominees is not available as a candidate for director, the named proxy holders will vote your proxy for such other candidate or candidates as our Board of Directors may nominate.

Q: Who can vote at the 2018 Annual Meeting?

A: Our Board of Directors has set March 26, 2018 as the record date for the 2018 Annual Meeting. All stockholders who owned our common stock at the close of business on March 26, 2018 may attend and vote at the 2018 Annual Meeting. For each share of common stock held as of the record date the stockholder is entitled to one vote on each proposal to be voted on. Stockholders do not have the right to cumulate votes. On March 26, 2018, 54,625,924 shares of our common stock were outstanding. Shares held as of the record date include shares that you may hold directly in your name as the stockholder of record and those shares held by a broker, bank or other nominee for you as a beneficial owner.

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Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record — If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares and we have sent the Notice directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2018 Annual Meeting.

Beneficial Owners — If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” In such instance, your broker, bank or other nominee is considered, with respect to those shares, the stockholder of record and they will have forwarded the Notice to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and you are also invited to attend the 2018 Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the 2018 Annual Meeting unless you request and receive in advance of the 2018 Annual Meeting a “legal proxy” from the broker, bank or other nominee who holds your shares, giving you the right to vote the shares at the 2018 Annual Meeting.

Q: How many votes does Aerohive need to hold the 2018 Annual Meeting?

A: 27,312,963 shares, which is a majority of our outstanding shares as of the record date, must be present in person or represented at the 2018 Annual Meeting by proxy in order for us to hold the meeting and to conduct business. This is called a quorum. Both abstentions and broker “non-votes” are counted as present to determine the presence of a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In addition, we will also count your shares as present at the meeting if you:

•	are present and vote in person at the meeting; or

•	have properly submitted a proxy card or voting instruction form, or properly voted via the Internet or by telephone.

Q: What is the voting requirement to approve each of the proposals?

A: Proposal One — The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether because of a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote either “FOR” or “WITHHOLD” on each of the three Class I nominees for election as director.

Proposal Two — We require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Two. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on the proposal.

Q: Who counts the votes?

A: The inspector of elections will tabulate and certifyvotes cast by proxy or in person at the 2018 Annual Meeting. The inspector of elections will also determine whether a quorum is present. One of our representatives will serve as the inspector of elections.

Q: What happens if I do not cast a vote?

A: Stockholders of Record — If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the 2018 Annual Meeting. However, if you submit a signed proxy card with no further instructions, our Board of Directors will recommend how the named proxies will vote the shares represented by that proxy card.

Beneficial Owners — If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal One). If you do not indicate how you want your shares voted on such proposal, your bank, broker or other nominee will not cast any votes on your behalf as they will not be allowed to vote those shares on a discretionary basis. However, your bank, broker or other nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal Two).

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Q: How can I vote my shares in person at the 2018 Annual Meeting?

A: You may vote in person at the 2018 Annual Meeting shares which you hold as of the record date directly in your name as the stockholder of record. If you choose to vote in person, please bring your proxy card or proof of identification to the 2018 Annual Meeting. Even if you plan to attend the 2018 Annual Meeting, we recommend that you vote your shares in advance, as described below, so that your vote will be counted if you later decide not to attend the 2018 Annual Meeting. If you hold your shares in street name, you must request and receive in advance of the 2018 Annual Meeting a legal proxy from your broker, bank or other nominee and bring that document with you to vote in person at the 2018 Annual Meeting.

Q: How can I vote my shares in advance, without attending the 2018 Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2018 Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy; please refer to the voting instructions in the Notice or below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or other nominee; please refer to the voting instructions provided to you by your broker, bank or other nominee.

Internet — Stockholders of record with Internet access may submit proxies until 11:59 p.m., Eastern Time, on Tuesday, May 22, 2018, by following the “Vote by Internet” instructions on the Notice or by following the instructions at www.proxyvote.com. Most of our stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, banks or other nominees. Many banks and brokerage firms are participating in Broadridge’s online program. This program provides eligible stockholders the opportunity to vote over the Internet or by telephone. Your proxy card or voting instruction form you complete and return will provide your voting instructions to your bank or brokerage firm participating in Broadridge’s program.

Telephone — If you request a printed set of the proxy materials, you will be eligible to submit your vote by telephone until 11:59 p.m., Eastern Time, on Tuesday, May 22, 2018, by following the telephone voting instructions on your proxy cards.

Mail — If you request a printed set of the proxy materials, you may indicate your vote by completing, signing and dating the proxy card or voting instruction form where indicated and by returning it in the prepaid envelope that will be provided. Your vote must be received by 11:59 p.m., Eastern Time, on Tuesday, May 22, 2018.

Q: How can I change or revoke my vote?

A: Subject to any rules your broker, bank or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the 2018 Annual Meeting.

Stockholders of Record — If you are a stockholder of record, you may change your vote by (1) filing with our corporate secretary, prior to your shares being voted at the 2018 Annual Meeting, a written notice of revocation or a duly executed new proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the 2018 Annual Meeting and voting in person (although attendance at the 2018 Annual Meeting will not, by itself, revoke a proxy). Our corporate secretary must receive your written notice of revocation or new proxy card prior to the taking of the vote at the 2018 Annual Meeting. Such written notice of revocation or new proxy card should be hand-delivered to our corporate secretary or should be sent to be timely delivered to our principal executive offices at 1011 McCarthy Boulevard, Milpitas, California 95035, Attention: Corporate Secretary.

Beneficial Owners — If you are a beneficial owner of shares held in street name, you may change your vote (1) by submitting new voting instructions to your broker, bank or other nominee no later than 11:59 p.m., Eastern Time, on Tuesday, May 22, 2018, or (2) if you have obtained from the broker, bank or other nominee who holds your shares a legal proxy giving you the right to vote the shares, by attending the 2018 Annual Meeting, presenting the legal proxy and voting in person.

In addition, a stockholder of record or a beneficial owner who has voted via the Internet or by telephone may also change his, her or its vote by making a timely and valid Internet or telephone vote no later than 11:59 p.m., Eastern Time, on Tuesday, May 22, 2018.

Q: Where can I find the voting results of the 2018 Annual Meeting?

A: We will announce the preliminary voting results at the 2018 Annual Meeting. We will report the results in a current report on Form 8-K we will file within four business days after the date of the 2018 Annual Meeting.

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Q: Who are the proxies and what do they do?

A: Our Board of Directors designated the two persons named as proxies on the proxy card, John Ritchie and Steve Debenham. Where you, as stockholder of record, provide voting instructions in the proxy card, the named proxies will cast their votes in accordance with the instructions as indicated on the proxy card. If you are a stockholder of record and submit a signed proxy card, but do not indicate your voting instructions, the named proxies will vote as our Board of Directors recommends “FOR” the nominated directors (Proposal One) and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal Two). If a matter not described in this proxy statement is properly presented at the 2018 Annual Meeting, the named proxy holders will use their own judgment to determine how to vote the shares. If the 2018 Annual Meeting is adjourned, the named proxy holders can vote the shares on the new 2018 Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Q: What should I do if I receive more than one Notice or set of proxy materials?

A: If you receive more than one Notice or set of proxy materials it is because your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each Notice or voting instruction form you receive to ensure that your shares are voted.

Q: How may I obtain a separate Notice or a separate set of proxy materials?

A: When more than one stockholder shares the same address each stockholder may not individually receive a separate Notice or a separate copy of the proxy materials. Stockholders who do not receive a separate Notice or a separate copy of the proxy materials may request to receive a separate Notice or a separate copy of the proxy materials by contacting our corporate secretary (i) by mail at 1011 McCarthy Boulevard, Milpitas, California 95035, (ii) by calling us at 408-510-6100, or (iii) by sending an email to corporatesecretary@aerohive.com. Alternatively, stockholders who share an address and receive multiple Notices or multiple copies of our proxy materials may request to receive a single copy by following the instructions above.

Q: Is my vote confidential?

A: We handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. We will not disclose your vote either within Aerohive or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. However, we will forward to our management written comments which stockholders may provide on their proxy cards.

Q: What is the deadline to propose actions for consideration at the 2019 annual meeting of stockholders or to nominate individuals to serve as directors at that annual meeting?

A: Our stockholders may submit proposals that they believe should be voted upon at our next year’s annual meeting in 2019 or nominate persons for election to our Board of Directors at that meeting (see “Stockholder Proposals”). Stockholders may also recommend candidates to our Board of Directors for election at that meeting (see “Recommendation and Nomination of Director Candidates”).

Stockholder Proposals:

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2019 annual meeting, our corporate secretary must receive the written proposal at our principal executive offices no later than December 7, 2018. If the date of the 2019 annual meeting is moved more than 30 days before or after the first anniversary date of the 2018 Annual Meeting, the deadline for inclusion of proposals in our proxy statement for the 2019 Annual Meeting is instead a reasonable time before we begin to print and mail our proxy materials for the 2019 Annual Meeting. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. When a stockholder does not seek to include a proposal in our 2019 proxy statement pursuant to Rule 14a-8, the stockholder may nonetheless timely deliver the proposal to us for the 2019 annual meeting consistent with the requirements of our Bylaws. To be timely under our Bylaws, our corporate secretary must receive such stockholder’s notice not more than 75 days and not less than 45 days prior to the one-year anniversary of the date we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with our previous year’s annual meeting of stockholders. For the 2019 annual meeting, the notice must be received no earlier than January 21, 2019 and no later than February 20, 2019. However, if the date of the 2019 annual meeting is moved more than 30 days before or more than 60 days after the one-year anniversary date of this year’s 2018 Annual Meeting, then to be timely

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under our Bylaws our corporate secretary must receive the notice not earlier than the 120th day prior to the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which we first publicly announce the date of the 2019 annual meeting. To be in proper form, a stockholder’s notice to us must set forth the information required by our Bylaws.

In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice, as described in Section 2.4 of our Bylaws.

As described in our Bylaws, the stockholder’s submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder’s ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our Bylaws, or the “Bylaw Deadline,” the stockholder will not be permitted to present the proposal to our stockholders for a vote at the 2019 annual meeting.

Recommendation and Nomination of Director Candidates:

The nominating and corporate governance committee will consider recommendations and nominations from Qualifying Stockholders for candidates to our Board of Directors. A “Qualifying Stockholder” is a stockholder that has owned for at least the one-year period prior to the date of the submission of the recommendation at least one percent of our company’s total common stock outstanding as of the last day of the calendar month preceding the submission. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must timely deliver the recommendation to us in writing, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, details regarding any shares of our stock which the nominee holds as of the time of the submission, evidence of the nominating person’s ownership of our common stock, a description of any arrangement between the stockholder and the nominee, and a written statement from the nominee acknowledging that, if elected, the nominee will serve his or her term as director and will owe a fiduciary duty to our company and our stockholders.

A stockholder that instead desires to nominate a person directly for election to our Board of Directors must meet the deadlines and other requirements set forth in Section 2.4 of our Bylaws and the rules and regulations of the SEC, consistent with the time requirements provided above, and in form and setting forth the information required by our Bylaws.

SEC rules also establish a different deadline for submission of stockholder proposals with respect to matters subject to discretionary voting (the “Discretionary Vote Deadline”). The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at this year’s 2018 Annual Meeting. In addition, assuming a mailing date of April 6, 2018 for this proxy statement, the proxy holders at next year’s annual meeting will have similar discretionary authority to vote on any matter that is properly submitted to us after February 20, 2019. If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2019 annual meeting.

Because the Bylaw Deadline is possibly not capable of being determined until we publicly announce the date of our 2019 annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal that we receive after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at the 2019 annual meeting. However, we believe that our proxy holders at such meeting would be allowed to use the discretionary authority granted by the proxy to vote against the proposal at such meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

Delivery of Nominations, Recommendations and Proposals:

Nominations, recommendations and/or proposals should be addressed and timely delivered to: Aerohive Networks, Inc., Attention: Corporate Secretary, at our principal executive offices located at 1011 McCarthy Boulevard, Milpitas, California 95035. We advise stockholders interested in submitting such a proposal to contact knowledgeable legal counsel regarding the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2019 proxy statement.

Copy of Bylaws:

You may contact us at our principal executive offices for a copy of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates. Alternatively, we make available a copy of our Bylaws on our corporate website at www.aerohive.com in the Corporate Governance section of the Investors page.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors directs the management of our business affairs, and its directors are divided into three classes with staggered three-year terms. At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then-expiring.

As discussed below, of the current eight members of our Board, six are independent within the meaning of the listing rules of the New York Stock Exchange, or NYSE, and SEC independent director requirements.

The following table sets forth the names and ages as of March 26, 2018, and certain other information for each of the directors with terms expiring at the 2018 Annual Meeting (and who are also nominees for election as a director at the 2018 Annual Meeting), and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Directors with Terms Expiring at the 2018 Annual Meeting/Nominees
Remo Canessa(1)(2)	I	60	Director	2013	2018	2021
Curtis E. Garner(1)	I	48	Director	2015	2018	2021
Changming Liu	I	50	Director	2006	2018	2021

Continuing Directors
Frank J. Marshall(3)	II	71	Director and Lead Independent Director	2011	2019	—
Conway “Todd” Rulon-Miller(2)	II	67	Director	2009	2019	—

David K. Flynn	III	54	Director and Chair of Board, Chief Executive Officer and President	2006	2020	—
John Gordon Payne(1)	III	55	Director	2014	2020	—
Christopher J. Schaepe(2)(3)	III	54	Director	2006	2020	—

(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.

Nominees for Director

Remo Canessa has served as a member of our Board since September 2013 and serves as chair of our audit committee and as a member of our compensation committee. Mr. Canessa currently serves as Chief Financial Officer of Zscaler, Inc., a provider of cloud-based security for the internet, which position he has held beginning in February 2017. Previously, Mr. Canessa served as Chief Financial Officer of Illumio, Inc., a developer of adaptive security for cloud-computing environments, from April 2017 through January 2017. Mr. Canessa also served as Chief Financial Officer of Infoblox, Inc., an automated network-control company, a position he held from October 2004 through January 2017, and continued as an executive advisor to the company through April 2017. Mr. Canessa previously served as Chief Financial Officer of NetScreen Technologies, from July 2001 until its acquisition by Juniper Networks in April 2004. He holds a B.A. in Economics from the University of California, Berkeley, and an M.B.A. from Santa Clara University.

We believe Mr. Canessa possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in the technology industry and the operational insight and expertise he accumulated serving as the Chief Financial Officer for large technology companies, including his services to NetScreen Technologies and Infoblox.

Curtis E. Garner has served as a member of our Board since June 2015 and serves on our audit committee. Mr. Garner currently serves as Chief Digital and Information Officer at Chipotle Mexican Grill, a national restaurant chain. Mr. Garner was previously with Starbucks, Inc., an international coffee company, which he joined in January of 1998, holding various technology leadership positions. From March 2012 until November 2015 Mr. Garner was Starbuck’s Executive Vice President and Chief Information Officer, overseeing global technology and engineering services for all Starbucks businesses and serving as a member of Starbucks senior leadership team. Prior to joining Starbucks, Mr. Garner held various technology leadership positions with Wendy’s International, Inc., an international restaurant chain. Mr. Garner holds a B.A. in Economics from The Ohio State University.

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We believe Mr. Garner possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in information and data technology and the operational insight and expertise he has accumulated as the Chief Information Officer for large technology-dependent companies, including his services at Chipotle and Starbucks.

Changming Liu is one of our co-founders and has served as a member of our Board since March 2006. Mr. Liu currently serves as Chief Executive Officer of Aella Data Inc., an AI-driven cybersecurity solutions company, which position he has held since March 2018. Previously, Mr. Liu served as our Chief Technology Officer from January 2007 to March 2018, and as our Chief Executive Officer from March 2006 to February 2007. Prior to joining us, Mr. Liu was a Distinguished Engineer at Juniper Networks, which he joined through its acquisition of NetScreen Technologies in April 2004. Mr. Liu holds a B.Sc. in Computer Science from Tsinghua University and an M.S. in Computer and Electrical Engineering from Queen’s University, Ontario, Canada.

We believe Mr. Liu possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience as a key architect and technical manager for over 15 years in the data networking industry and the operational insight and expertise he has accumulated as one of our founders and as a former member of our executive management team.

Continuing Directors

David K. Flynn has served as a member of our Board since July 2006 and as its chair since July 2013. Mr. Flynn has served as our Chief Executive Officer (“CEO”) since July 2007 and as President since November 2007. He previously served as our interim CEO from February 2007 to July 2007. Prior to joining us, Mr. Flynn was with Juniper Networks, an IP network solutions company, until 2005. He joined Juniper Networks in April 2004 through its acquisition of NetScreen Technologies, a network security provider, where he had served as Vice President of Marketing since June 1999. Mr. Flynn holds a B.A. in Economics from Williams College and an M.B.A. from the Stanford Graduate School of Business.

We believe Mr. Flynn possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in the data networking industry and the operational insight and expertise he has accumulated as our President and CEO.

Frank J. Marshall has served as a member of our Board since March 2011, and serves as chair of our nominating and corporate governance committee. Mr. Marshall is also our lead independent director. Mr. Marshall has been a General Partner of Big Basin Partners since October 2000, and also serves as a director and advisor for several privately held companies. He currently serves as a director of MobileIron, Inc., a developer and provider of security and management software and hardware solutions for mobile apps, content and devices, and previously served as a director at PMC-Sierra, Inc., a semiconductor company, Juniper Networks and NetScreen Technologies. Mr. Marshall holds a B.S. in Electrical Engineering from Carnegie Mellon University and an M.S. in Electrical Engineering from the University of California, Irvine.

We believe Mr. Marshall possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in Internet infrastructure, semiconductor solutions and communications services and as a board member of companies in the technology industry, including his services to MobileIron, PMC-Sierra, Juniper Networks and NetScreen Technologies.

Conway ‘Todd’ Rulon-Miller has served as a member of our Board since May 2009 and serves on our compensation committee. Mr. Rulon-Miller has been a partner since January 1998 of Apogee Venture Group, an early stage venture investment and consulting firm he founded. He holds a B.A. in History from Princeton University.

We believe Mr. Rulon-Miller possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in the technology industry and as a board member of companies in the technology industry, including his service to Apogee Venture Group.

John Gordon Payne has served as a member of our Board since March 2014 and serves on our audit committee. Mr. Payne served from January 2014 through May 2016 as the Chief Operating Officer of DocuSign, Inc., an electronic signature and digital transactions management company. He previously was employed with Citrix Systems, Inc., a virtualization, cloud and mobile solutions company, from December 2005 to January 2014. He holds a B.A. in Commercial and Administrative Studies from the University of Western Ontario, Canada, and an M.B.A. from IMD, Lausanne, Switzerland.

We believe Mr. Payne possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in the technology industry and the operational insight and expertise he has accumulated serving in executive functions for large technology companies, including Citrix and DocuSign.

Christopher J. Schaepe has served as a member of our Board since July 2006 and serves as chair of our compensation committee and as a member of our nominating and corporate governance committee. Mr. Schaepe is a founding partner of Lightspeed

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Venture Partners, an early stage technology venture capital firm, and has served in that capacity since 2000. He previously served as a member of the board of directors of Riverbed Technology, Inc., an application and network performance company, eHealth, Inc., an online health insurance services company, and Fusion-io, Inc., a computer hardware and systems software company. Mr. Schaepe holds B.S. and M.S. degrees in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology and an M.B.A. from the Stanford Graduate School of Business.

We believe Mr. Schaepe possesses specific attributes that qualify him to serve as a member of our Board, including his extensive experience in the technology industry and as a board member of companies in the technology industry, including his services to Riverbed Technology, eHealth and Fusion-io.

Director Independence

Our common stock is listed on the NYSE, and trades under the symbol “HIVE.” Under NYSE rules, independent directors must comprise a majority of a listed company’s board of directors and a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors reviewed the independence of each director and considered whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board determined that Remo Canessa, Curtis E. Garner, Frank J. Marshall, John Gordon Payne, Conway “Todd” Rulon-Miller and Christopher J. Schaepe, representing six of our eight directors, was each an “independent director” as defined under the NYSE and SEC requirements, rules and regulations.

With respect to Mr. Rulon-Miller, the Board specifically considered our continuing employment of Mr. Rulon-Miller’s son, Michael Rulon-Miller, who has been regularly employed in our sales organization since December 2014 (and previously provided service to us through an internship program). With respect to Mr. Garner, the Board specifically considered our ongoing business relationship with Chipotle Mexican Grill, which is one of our current end-user customers and for whom Mr. Garner began serving in November 2015 as its Chief Information Officer and in March 2017 as its Chief Digital Officer. The Board has concluded that our employment of Mr. Rulon-Miller’s son and business relationship with Chipotle Mexican Grill were not during the relevant periods material relationships that would impede the exercise of independent judgment by Messrs. Rulon-Miller or Garner, and their abilities to serve on our Board and its compensation and audit committees, respectively.

Board Leadership Structure

Mr. Flynn currently serves as both chair of our Board of Directors and as our CEO. Our Board believes that the current Board leadership structure provides effective independent oversight of management while allowing our Board of Directors and management to benefit from Mr. Flynn’s leadership and years of experience as an executive in the data networking industry. Mr. Flynn is best positioned to identify strategic priorities, lead critical discussion and execute our strategy and business plans. Mr. Flynn possesses detailed in-depth knowledge of the issues, opportunities, and challenges facing us.

Independent directors and management sometimes have different perspectives and roles in strategy development. Accordingly, our Board determined that it would be beneficial to have a lead independent director to, among other things, preside over executive sessions of the independent directors to provide the Board with the benefit of having the perspective of entirely independent directors. Our Board has appointed Frank J. Marshall to serve as our lead independent director. As lead independent director, Mr. Marshall presides over periodic meetings of our independent directors, serves as a liaison between our chair and the independent directors, and performs such additional duties as our Board may otherwise determine and delegate.

Risk Management

Our executive officers and senior management are responsible for the day-to-day management of risks that we may face as a company, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In this oversight role, the Board is responsible for satisfying itself that the risk management processes which our management design and implement are adequate and function as designed. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees that address risks inherent in their respective areas of oversight. For example, the audit committee has the responsibility to consider major financial

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risk exposures and oversee the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which we undertake risk assessment and management. The audit committee also monitors compliance with legal and regulatory requirements and listing requirements, including the work required for internal audit compliance. Our compensation committee assesses and monitors our compensation policies and programs, including specifically our equity programs. Our nominating and corporate governance committee monitors the conduct and effectiveness of our Board and its committees, and adherence to our corporate governance guidelines. Our Board is generally responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our company.

Board Meetings and Committees

During 2017, our Board of Directors and its committees held 21 meetings (including regularly scheduled and special meetings). each current director attended at least 75 percent of the aggregate of (i) the total number of meetings our Board held during the period for which he served as a director and (ii) the total number of meetings held by all committees of our Board on which he served during the periods that he served, with the exception of Mr. Garner. Due to scheduling conflicts, Mr. Garner attended 10 of the 15 meetings of our Board and its audit committee during 2017.

It is the policy of our Board of Directors to regularly have separate meetings for independent directors, without management participating.

We do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders. Nonetheless, we encourage our directors to attend.

Our Board of Directors has an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and responsibilities described below. Our Board of Directors may also exercise its responsibilities by means of special committees it may form from time-to-time. Members serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Messrs. Canessa, Garner and Payne, each of whom is a non-employee member of our Board, comprise our audit committee. Mr. Canessa is the chair of the audit committee. Our Board has determined that Mr. Canessa qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the NYSE financial sophistication requirements. Our Board has determined that Messrs. Canessa, Garner and Payne each satisfies the NYSE and SEC requirements, rules and regulations for independence and financial literacy. We believe that the functioning of our audit committee complies with applicable NYSE and SEC requirements, rules and regulations.

The audit committee is responsible for, among other things:

•	selecting and hiring our independent registered public accounting firm;

•	evaluating the performance and independence of our independent registered public accounting firm;

•	approving the audit and pre-approving any non-audit services to be performed by our independent registered public accounting firm;

•	reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements, and our publicly filed reports;

•	reviewing and approving any proposed related-person transactions;

•	overseeing our internal audit function; and

•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our audit committee operates under a written charter our Board of Directors approved and which satisfies NYSE and SEC requirements, rules and regulations. The committee reviews its charter annually. We make available a copy of the charter of our audit committee in the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com.

During 2017, our audit committee held eight meetings and acted by written/electronic consent zero times.

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Compensation Committee

Messrs. Canessa, Rulon-Miller and Schaepe, each of whom is a non-employee member of our Board, comprise our compensation committee. Mr. Schaepe is the chair of our compensation committee. Our Board of Directors has concluded that the composition of our compensation committee meets NYSE and SEC requirements, rules and regulations for independence, as well as under Section 162(m) of the Internal Revenue Code. We believe that the functioning of our compensation committee complies with the NYSE and SEC requirements, rules and regulations.

The compensation committee is responsible for, among other things:

•	reviewing and approving our CEO’s and other executive officers’ annual base salaries and incentive compensation plans, including the specific goals and amounts; equity compensation, employment agreements, severance arrangements and change in control agreements, and any other benefits, compensation or arrangements;

•	administering our equity compensation plans;

•	overseeing our overall compensation philosophy, compensation plans, and benefits programs; and

•	preparing the compensation committee report that the SEC requires in our annual proxy statement.

Our compensation committee operates under a written charter our Board of Directors approved and which satisfies NYSE and SEC requirements, rules and regulations. The committee reviews its charter annually. We make available a copy of the charter of our compensation committee in the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com.

During 2017, our compensation committee held five meetings and acted by written/electronic consent three times.

Nominating and Corporate Governance Committee

Messrs. Marshall and Schaepe, each of whom is a non-employee member of our Board, comprise our nominating and corporate governance committee. Mr. Marshall is the chair of our nominating and corporate governance committee. Our Board has determined that each member of our nominating and corporate governance committee meets the NYSE requirements for independence.

The nominating and corporate governance committee is responsible for, among other things:

•	evaluating and making recommendations regarding the composition, organization, and governance of our Board and its committees;

•	reviewing and making recommendations regarding our corporate governance guidelines and compliance with laws and regulations; and

•	reviewing and approving conflicts of interest of our directors and corporate officers, other than related-person transactions reviewed by the audit committee.

Our nominating and corporate governance committee operates under a written charter our Board of Directors approved and which satisfies the NYSE and SEC requirements, rules and regulations. The committee reviews its charter annually. We make available a copy of the charter of our nominating and corporate governance committee in the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com.

During 2017, our nominating and corporate governance committee held one meeting and acted by written/electronic consent one time.

Compensation Committee Interlocks and Insider Participation

None of Messrs. Canessa, Rulon-Miller or Schaepe, the members of our compensation committee, is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee or as a director (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our compensation committee or our Board. As described under the sections captioned “Related-Person Transactions,” Lightspeed Venture Partners VII, L.P. holds as of the record date more than five (5) percent of our outstanding capital stock. Christopher J. Schaepe is a partner of Lightspeed Venture Partners VII, L.P., and is a member of our Board, chair of our compensation committee and a member of our nominating and corporate governance committee.

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Considerations in Evaluating Director Nominees

The nominating and corporate governance committee will consider candidates whom stockholders recommend to the committee in the same manner as candidates whom other sources recommend. The committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board.

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the committee will consider the following:

•	the size and composition of the Board, the needs of the Board and the respective committees of the Board;

•	such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, and other commitments. The committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors; and

•	other factors that the committee may consider appropriate.

•	The committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

•	personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	skills which are complementary to those of the existing members of our Board;

•	skills which are complementary to our business objectives and operating initiatives;

•	the ability to assist and support management and make significant contributions to our success; and

•	an understanding of the fiduciary responsibilities that are required of a member of the Board and the ability to commit the time and energy necessary to carry out those responsibilities diligently.

If the committee determines that an additional or replacement director is required, the committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management.

Stockholder Recommendations for Nominations to the Board of Directors

The nominating and corporate governance committee will consider both recommendations and nominations from Qualifying Stockholders for candidates to the Board. A Qualifying Stockholder that desires to recommend a candidate for election to the Board must timely deliver the recommendation to us in writing and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, details regarding any shares of our company the nominee holds, a description of any arrangement between the stockholder and the nominee, a written statement from the nominee acknowledging that, if elected, the nominee will serve his or her term as director and will owe a fiduciary duty to our company and our stockholders, and evidence of the nominating person’s ownership of our common stock.

A stockholder that instead desires to nominate a person directly for election to our Board must meet the deadlines and other requirements set forth in Section 2.4 of our Bylaws and the SEC’s rules and regulations. To be timely, our corporate secretary must receive such stockholder’s notice not more than 75 days and not less than 45 days prior to the one-year anniversary of the date we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) to stockholders in connection with our previous year’s annual meeting of stockholders. For the 2019 annual meeting, the notice must be received no earlier than January 21, 2019 and no later than February 20, 2019. However, if the date of the 2019 annual meeting is advanced more than 30 days before or more than 60 days after the anniversary date of this year’s 2018 Annual Meeting, then to be timely our corporate secretary must receive the notice not earlier than the 120th day prior to the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which we first publicly announce the date of the 2019 annual meeting. To be in proper form, a stockholder’s notice must set forth the information required by Section 2.4 of our Bylaws.

Communications with the Board of Directors

Stockholders and other interested parties wishing to communicate with the Board of Directors or with an individual member of our Board may do so by writing to the Board of Directors or to the particular member of the Board, and by mailing the correspondence to us, as provided in the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com. Our corporate

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secretary, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, will forward such communications to the appropriate member or members of our Board of Directors or, if none is specified, to the chair of our Board.

Delivery of Stockholder Recommendations or Communications

Stockholder recommendations for nominations to the Board of Directors, and other communications to our Board, should be addressed and timely delivered to: Aerohive Networks, Inc., Attention: Corporate Secretary, 1011 McCarthy Boulevard, Milpitas, California 95035. We advise stockholders interested in submitting such a proposal to contact knowledgeable legal counsel regarding the detailed requirements of applicable securities laws. The submission of a stockholder recommendation does not guarantee that we will include such submission in our 2019 proxy statement.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address, among other items, the responsibilities of our directors, the structure and composition of our Board and corporate governance policies and standards applicable to us in general. In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all our employees, officers and directors, including our CEO and senior financial officers. We have posted the full text of our Corporate Governance Guidelines and Code of Business Conduct and Ethics in the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com. We will post on the same website amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and CEO and senior financial officers.

Recent Governance Changes

In March 2017, our Board of Directors approved and confirmed the following policies, guidelines and prohibitions relating to our corporate governance:

•	Transactions in Company Securities (Anti-Hedging Policy). Our insider trading policy prohibits our directors and executive officers from engaging in any hedging transactions relating to our common stock. It also prohibits similar transactions by means of equivalent derivative securities;

•	Anti-Pledging Policy. Our insider trading policy prohibits our directors and executive officers from holding our securities in a margin account or using such securities as collateral for a loan;

•	Stock Ownership Guidelines. Our directors and CEO are subject to stock ownership guidelines that more closely align their interests with those of our stockholders;

•	Prohibition on Repricing. Our equity plans prohibit our re-pricing of outstanding option, SAR or other equity awards which our directors, officers or employees hold;

•	Prohibition on Cash Buy-backs. Our equity plans prohibit our purchase of outstanding option, SAR or other equity awards or compensation which our directors, officers or employees hold; and

•	Recoupment Policy. We have a recoupment, or “claw back,” policy that provides for our company to recover all cash and equity performance-based incentive compensation from our executive officers, which includes all our named executive officers, whom our Board of Directors may find to be personally responsible for fraud or intentional misconduct which results in a significant restatement of our financial statements.

We have posted these policies, guidelines and equity plans in the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com.

Director Compensation

Our Outside Director Compensation Policy for our non-employee directors provides for fixed cash payments to be made quarterly for service on our Board and its committees. Under the policy, an additional cash payment is available to our non-employee directors who serve as chairs of our Board’s respective committees and to the lead independent director. Our Board last amended the policy, effective July 1, 2016, to adjust certain of the cash payments available to our non-employee directors. We show in the following table the annual cash fees payable to the chairs and members of the three standing committees of our Board and our lead independent director:

Member of the Board	$30,000
Lead Independent Director	$15,000
Chair of Audit Committee	$20,000
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Member of Audit Committee (excluding committee chair)	$10,000
Chair of Compensation Committee	$12,000
Member of Compensation Committee (excluding committee chair)	$6,000
Chair of Nominating and Corporate Governance Committee	$7,500
Member of Nominating and Corporate Governance Committee (excluding committee chair)	$3,750

Under the Outside Director Compensation Policy, all our non-employee directors are also eligible to receive upon their appointment as a director an initial equity award in the form of an option to purchase shares of our stock, and thereafter annual restricted stock unit (“RSU”) awards in conjunction with their continuing service as a director.

We also reimburse our directors for expenses associated with attending meetings of our Board and its committees.

Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2017, two directors, Mr. Flynn, our President, CEO and chair of our Board, and Mr. Liu, our former CTO, were employees. Mr. Flynn’s compensation is discussed in the section titled “Executive Compensation.” Mr. Liu was compensated in conjunction with his employment, but he did not receive any additional compensation for services provided as a director.

The following table provides information regarding the compensation of our non-employee directors for the year ended December 31, 2017:

Director Compensation for Fiscal Year Ended December 31, 2017

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Options Awards ($)	Total ($)
Remo Canessa	56,000	142,402	—	198,402
Curtis E. Garner	40,000	142,402	—	182,402
Frank J. Marshall	52,500	142,402	—	194,902
Conway “Todd” Rulon-Miller	36,000	142,402	—	178,402
John Gordon Payne	40,000	142,402	—	182,402
Christopher J. Schaepe	45,750	142,402	—	188,152

(1)	The amounts in the “Fees Earned or Paid in Cash” column reflect fees the directors pursuant to the Outside Director Compensation Policy earned for services during 2017 as a member of our Board of Directors and/or its committees.
(2)	As provided in the Outside Director Compensation Policy, each outside director having served on our Board for at least six (6) months prior to our 2018 Annual Meeting of Stockholders automatically received on May 24, 2017, in conjunction with his election or continuance of service as a director at or as of such meeting, an annual award in the form of restricted stock units (“Annual RSU Award”) under our 2014 Equity Incentive Plan, as amended and restated (the “2014 Plan”). The shares subject to the Annual RSU Award vest in lump sum as of the earlier of (a) the one-year anniversary of the Annual RSU Award’s grant date, or (b) the date immediately preceding the next annual meeting of our stockholders after such Annual RSU Award’s grant date, subject to continued service through such vesting date. The amounts in the “Stock Awards” column reflect the aggregate grant-date fair value of such stock awards computed in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 8 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and incorporated by reference herein. As required by SEC rules, we exclude from the amounts we show the potential impact of any estimate we may make of forfeitures related to service-based vesting conditions.

See “Executive Compensation” for information about the compensation of directors who are also our named executive officers.

In the following table we list all outstanding equity awards our non-employee directors held as of December 31, 2017:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares of Units of Stock that have Not Vested ($)(2)
Remo Canessa(3)	09/17/2013	66,920	—	9.58	09/17/2023	—	—
	05/24/2017	—	—	—	—	30,823	179,698
Curtis E. Garner(4)	06/23/2015	40,039	24,024	7.48	06/23/2025	—	—
	05/24/2017	—	—	—	—	30,823	179,698
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		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares of Units of Stock that have Not Vested ($)(2)
Frank J. Marshall(5)	05/24/2017	—	—	—	—	30,823	179,698
Conway “Todd” Rulon-Miller(6)	09/19/2012	40,000	—	6.00	09/19/2022	—	—
	05/24/2017	—	—	—	—	30,823	179,698
John Gordon Payne(7)	03/12/2014	62,737	4,183	10.00	03/12/2024	—	—
	05/24/2017	—	—	—	—	30,823	179,698
Christopher J. Schaepe(8)	05/24/2017	—	—	—	—	30,823	179,698

(1)	The amounts in this column represent the shares of common stock underlying the awards of restricted stock units (each, an “RSU Award”) in the form of an Annual RSU Award granted on May 24, 2017 under the 2014 Plan. All the shares subject to the awards vest in full on the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.
(2)	This amount reflects the fair market value of our common stock of $5.83 per share as of December 31, 2017, multiplied by the number shown in the column for the “Number of Shares or Units of Stock that have Not Vested.”
(3)	As of December 31, 2017, Mr. Canessa held (i) an option to purchase 66,920 shares of our common stock at an exercise price of $9.58 per share, which is fully vested, and (ii) an Annual RSU Award covering 30,823 shares of our common stock, which will vest in lump sum as of the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.
(4)	As of December 31, 2017, Mr. Garner held (i) an option to purchase 64,063 shares of our common stock at an exercise price of $7.48 per share, with one-fourth of the shares subject to the option vested on June 23, 2017, and one forty-eighth of the shares vesting monthly thereafter, subject to continuous service through such date; and (ii) an Annual RSU Award covering 30,823 shares of our common stock, which will vest in lump sum as of the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.
(5)	As of December 31, 2017, Mr. Marshall held an Annual RSU Award covering 30,823 shares of our common stock, which will vest in lump sum as of the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.
(6)	As of December 31, 2017, Mr. Rulon-Miller held (i) an option to purchase 40,000 shares of our common stock at an exercise price of $6.00 per share, which is fully vested, and (ii) an Annual RSU Award covering 30,823 shares of our common stock, which will vest in lump sum as of the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.
(7)	As of December 31, 2017, Mr. Payne held (i) an option to purchase 66,920 shares of our common stock at an exercise price of $10.00 per share, with one-fourth of the shares vested on March 12, 2015 and one forty-eighth of the shares vesting monthly thereafter, subject to continuous service through such date, and (ii) an Annual RSU Award covering 30,823 shares of our common stock, which will vest in lump sum as of the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.
(8)	As of December 31, 2017, Mr. Schaepe held an Annual RSU Award covering 30,823 shares of our common stock, which will vest in lump sum as of the earlier of (a) the one-year anniversary of the grant date or (b) the date immediately preceding the next annual meeting of our stockholders after such grant date, subject to continued service through each such date.

Under our Outside Director Compensation Policy, in the event of a change of control (as defined in the respective equity plan), all shares subject to then-unvested equity awards to our non-employee directors are automatically deemed vested in full.

Our Equity Compensation Plans

We provide to our directors and employees, including our officers, opportunities to participate in the appreciation of the value of our common stock through two equity plans: our 2014 Plan and our 2014 Employee Stock Purchase Plan (as amended, the “ESPP”), except that non-employee directors are not eligible to participate in the ESPP. These plans also assist us in recruiting, retaining and motivating qualified personnel who help us achieve our business goals, including creating long-term value for stockholders.

The 2014 Plan is intended to enable us to attract and retain the best available personnel; to provide additional incentives to employees, directors, and consultants; and to promote the success of our business. We provide these incentives in part through the

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grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares as the plan administrator (as defined below) may determine. Our ESPP is intended to offer a significant incentive by allowing our employees and employees of our subsidiaries to purchase shares of our common stock through accumulated payroll deductions or other contributions that we may permit.

Our Board of Directors adopted, and our stockholders approved, the 2014 Plan and the ESPP prior to our IPO and the 2014 Plan and the ESPP each became effective in connection with our IPO in March 2014. We previously provided equity incentives under our 2006 Global Share Plan (the “2006 Plan”), which we terminated in conjunction with the adoption of the 2014 Plan.

In 2017, we granted equity awards in the form of options and RSU Awards under the 2014 Plan covering an aggregate of 3,492,340 shares of our common stock, which number of shares, offset by 2,9968,908 shares returned to the 2014 Plan during the year following forfeitures and cancellations, equaled a net grant of 523,432 shares representing approximately one percent of the 54,171,498 total shares outstanding as of December 31, 2017. In 2016, we granted equity awards in the form of options and RSU Awards under the 2014 Plan covering an aggregate of 4,222,825 shares of our common stock, which number of shares, offset by 1,871,188 shares returned to the 2014 Plan during the year following forfeitures and cancellations, equaled a net grant of 2,351,637 shares representing 4.50 percent of the 52,244,758 total shares outstanding as of December 31, 2016. In 2015, we granted equity awards in the form of options and RSU Awards under the 2014 Plan covering an aggregate of 5,077,078 shares of our common stock, which number of shares, offset by 2,538,043 shares returned to the 2014 Plan during the year following forfeitures and cancellations, equaled a net grant of 2,539,035 shares representing 5.18 percent of the 49,017,293 total shares outstanding as of December 31, 2015.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently comprises eight members. In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. At the 2018 Annual Meeting, three Class I directors will be elected for a three-year term to succeed the three-member class whose term is then-expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Our Board will distribute any increase or decrease in the number of directors among the three classes so that, as nearly as possible, each class will consist of one-third of our directors then serving. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

Nominees

Our nominating and corporate governance committee has recommended, and our Board of Directors has approved, Remo Canessa, Curtis Garner and Changming Liu as nominees for election at the 2018 Annual Meeting as Class I directors. If elected, each of Messrs. Canessa, Garner and Liu will serve as Class I directors until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Messrs. Canessa, Garner and Liu. We expect that Messrs. Canessa, Garner and Liu will accept such nomination; however, if a director nominee is unable or declines to serve as a director at the time of the 2018 Annual Meeting, the proxies will be voted for any nominee our Board of Directors designates to fill such vacancy. If you are a beneficial owner of shares of our common stock as of the record date, but you do not give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

To be approved, the election of Class I directors requires a plurality vote of the shares of our common stock present in person or by proxy at the 2018 Annual Meeting and entitled to vote thereon. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the election of each of the THREE directors nominated by our board of directors and named in this proxy statement as Class I directors to serve for a three-year term.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2018. Deloitte also served as our independent registered public accounting firm for our fiscal year ended December 31, 2017.

At the 2018 Annual Meeting, stockholders are being asked to ratify Deloitte’s appointment as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Our Bylaws and other applicable legal requirements do not require stockholder ratification of Deloitte’s appointment. However, our Board is submitting Deloitte’s appointment to our stockholders for ratification as a matter of good corporate governance. If the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the 2018 Annual Meeting does not ratify Deloitte’s appointment, our audit committee will reconsider such appointment. Even if Deloitte’s appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2018 if our audit committee believes that such a change would be in our company’s best interests and that of our stockholders.

A Deloitte representative is expected to be present at the 2018 Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services Deloitte rendered to us for our fiscal years ended December 31, 2016 and 2017, respectively.

	2016	2017
Audit Fees (1)	$990,000	$1,021,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	114,130	146,394
All Other Fees (4)	17,000	14,001
	$1,121,130	$1,181,395

(1)	“Audit Fees” consist of fees and expenses billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that Deloitte normally provides in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)	“Audit-Related Fees” consist of fees and expenses billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” consist of fees and expenses billed for professional services Deloitte rendered for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” in 2016 consisted of fees and expenses billed for professional services Deloitte rendered in connection with our Form S-8 registration statement filed in March 2016. “All Other Fees” in 2017 consisted of fees and expenses for permitted professional services Deloitte provided (other than those that meet the criteria above), including accounting subscriptions, training activities, and fees in connection with our Form S-8 registration statement filed in February 2017.

Auditor Independence

In 2017, Deloitte did not provide other professional services that would have required our audit committee to consider their compatibility with maintaining Deloitte’s independence.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our

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independent registered public accounting firm to ensure that the provision of such services does not impair such accounting firm’s independence. Our audit committee pre-approved all fees we paid to Deloitte for our fiscal years ended December 31, 2016 and 2017.

Vote Required

The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the 2018 Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR

ENDING DECEMBER 31, 2018.

*          *          *

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Aerohive Networks, Inc., or the Company, specifically incorporates it by reference in such filing.

The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and Deloitte & Touche LLP, or Deloitte, the Company’s independent registered public accounting firm. The audit committee has discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

The audit committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the audit committee concerning independence, and has discussed with Deloitte its independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the Board of Directors:

Remo Canessa (Chair)
Curtis E. Garner
John Gordon Payne

*          *          *

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of March 26, 2018. Each executive officer serves at the discretion of our Board of Directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
David K. Flynn	54	President, Chief Executive Officer and Chair of the Board
John Ritchie	52	Senior Vice President, Chief Financial Officer, Chief Operating Officer
Alan Cuellar Amrod	59	Senior Vice President, Products and Marketing
Steve Debenham	56	Vice President, General Counsel and Corporate Secretary
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David K. Flynn has served as our CEO since July 2007, as President since November 2007, as a member of our Board since July 2006 and as its chair since July 2013. He previously served as our interim CEO from February 2007 to July 2007. Prior to joining us, Mr. Flynn was with Juniper Networks, Inc., an IP network solutions company, or Juniper Networks, until 2005. He joined Juniper Networks in April 2004 through its acquisition of NetScreen Technologies, Inc., a network security provider, where he had served as Vice President of Marketing since June 1999. Mr. Flynn holds a B.A. in Economics from Williams College and an M.B.A. from the Stanford Graduate School of Business.

John Ritchie has served as our Senior Vice President, Chief Financial Officer, since September 2015, and as our Chief Operating Officer since February 2017. Prior to joining us, Mr. Ritchie served as Chief Financial Officer at Telerik AD, a software development tools company, from April 2013 to January 2015 through its acquisition by Progress Software. Mr. Ritchie previously served as Chief Financial Officer from May 2010 and through March 2013 with Ubiquiti Networks, Inc., a networking technology development company. Mr. Ritchie served as Chief Financial Officer with Electronics for Imaging, a digital printing company, from April 2006 through May 2010 and from January 2001 to March 2006 as its Vice President, Finance. Mr. Richie joined Electronics for Imaging through its acquisition of Splash Technology, an information communication technology consultancy, where he last served as its Chief Financial Officer. Mr. Ritchie currently sits on the Board of Directors of Acacia Communications, an optical interconnect products company, and serves as the chair of its audit committee. Mr. Ritchie holds a B.S. in Business Administration from San Jose State University.

Alan Cuellar Amrod has served as our Senior Vice President, responsible for Products and Marketing since November 2017. Mr. Amrod joined Aerohive in November 2015 as our Vice President, Global Systems Engineering, before expanding this role in January 2017 to lead our product development and in July 2017 also to lead our marketing efforts. Mr. Amrod was appointed our Senior Vice President in November 2017. Mr. Amrod brings over 25 years of experience and leadership to Aerohive in engineering, product management, product marketing, marketing, sales, and customer support. Prior to joining us, Mr. Amrod was the Global Field Operations Leader for Cisco’s Wireless Business and served as a member of its Product Strategy Teams for Wireless, Access Switching, and Network Management. Prior to Cisco, Mr. Amrod held a series of management positions at Xirrus, Ixia, Alcatel, Xylan, and General Electric. Mr. Amrod is a veteran of both the U.S. Coast Guard and U.S. Navy. Mr. Amrod is a named inventor and contributor to several patents, granted and pending. Mr. Amrod holds a B.S in Computer and Electronic Technology from the State University of New York.

Steve Debenham has served as our Vice President, General Counsel and Corporate Secretary, since December 2012. Prior to joining us, Mr. Debenham served as Vice President, Corporate Development, General Counsel and Secretary at Silicor Materials Inc., a manufacturer of solar-grade silicon and aluminum products, from August 2010 to December 2012. From September 2009 to December 2012, he provided advisory services and legal counsel to several privately held companies. From September 2003 to September 2009, Mr. Debenham served as Vice President, General Counsel and Secretary at Asyst Technologies, Inc., a semiconductor equipment manufacturer. In April 2009, Asyst Technologies filed a voluntary petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code. Mr. Debenham holds an A.B. in History from Stanford University and a J.D. from the University of California, Hastings College of Law.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Compensation and Compensation Philosophy regarding our Named Executive Officers

We seek to attract and retain talented executives with the skills, motivation and demonstrated leadership we feel we need for our long-term success. We design our executive compensation programs to provide appropriate incentives based on our company’s growth, achievement of corporate objectives as well as individual initiatives, and specific contributions by individual executive officers, closely linking performance with pay. Within this overall philosophy, our compensation committee uses the following objectives when determining the compensation programs, practices and packages we offer to our executive officers and in assessing the proper allocation between long-term and short-term incentive compensation and cash and non-cash compensation:

•	to motivate our executive officers to achieve quantitative financial and non-financial objectives and create a meaningful link between achievement of these performance objectives and individual executive compensation;

•	to align the financial interests of our executive officers with those of our stockholders by providing significant equity-based incentives, while considering both stockholder dilution and stock-based compensation expense; and

•	to offer a total compensation package that is comparable to other similarly sized public technology companies to attract and retain top talent.
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For our fiscal year 2017, compensation of our executive officers consisted of base salary, incentive awards (including those cash incentives earned through the executive bonus plan, discussed below, and equity-based incentives) and equity awards. We intend to use similar elements of this framework for executive compensation in our fiscal year 2018 as well.

Generally, our compensation committee targets base salary, incentive bonus and equity compensation of our executives at a percentile of a peer group of companies with whom the committee determines we compete for key executives. However, our compensation committee does not have a pre-established policy or target for the allocation between long-term and short-term incentive compensation or between cash and non-cash compensation. Instead, the committee considers the balance between rewarding executive officers for achievement of short-term operating objectives while also appropriately motivating them to strive to achieve longer-term goals, such as revenue growth, share price appreciation and our progress toward sustained profitability. The committee similarly grants equity awards both to be competitive with the job market and to provide appropriate incentives to our executive officers. We also consider the need to offer compensation packages that are comparable to those offered by companies competing with us for executive talent and to assure that we are able to retain our key executives. For our fiscal year 2017, our compensation committee targeted base salary, incentive bonus and equity compensation of our key executives, including our named executive officers, at the 50thpercentile of peer companies. However, for Mr. Flynn, our compensation committee targeted his fiscal year 2017 annual base salary and target incentive bonus opportunity at the 25thpercentile. For 2017, Mr. Flynn proposed that he not receive equity as part of the Company’s annual equity cycle, and the Committee accepted Mr. Flynn’s proposal. As such, Mr. Flynn’s total incentive compensation for 2017 fell well-below the 25th percentile of peer companies.

We refer to the individuals who served during our fiscal year 2017 as our CEO, Chief Financial Officer and Senior Vice President, Products and Marketing, as the “named executive officers.” They are:

•	David K. Flynn, our President and CEO;

•	John Ritchie, our Senior Vice President, Chief Financial Officer and Chief Operating Officer; and

•	Alan Cuellar Amrod, our Senior Vice President, Products and Marketing.

Our compensation committee determines the compensation of our executive officers. Each committee member – its chair, Christopher J Schaepe and members Remo Canessa and Conway “Todd” Rulon-Miller – qualifies under NYSE and SEC requirements, rules and regulations as an “independent” and “non-employee” director,” as well as an “outside director” under Section 162(m) of the Internal Revenue Code.

As provided in its charter, the committee oversees our compensation policies, plans and benefits programs, reviews and approves the compensation of our CEO and other executive officers, including the named executive officers, and administers our equity compensation and incentive plans.

In carrying out its responsibilities, the committee engages outside consultants and/or consults with our Human Resources department, as it determines to be appropriate. When engaging compensation consultants and advisors, or renewing such engagements, the committee has considered the independence of such consultants, including the following factors:

•	other services the consultant provided to our company;

•	the amount of fees our company paid to the consultant (including as a percentage of the consultant’s total revenue);

•	the consultant’s policies and procedures to prevent conflicts of interest;

•	business or personal relationship between the consultant and any member of the compensation committee;

•	our stock which the consultant may own; and

•	any business or personal relationship between the consultant and any of our executive officers.

The committee also reviews comparative market data which management and the committee’s consultant provide, as well as the experience and knowledge of committee members regarding compensation matters and our general compensation philosophy and goals. The compensation committee also may obtain advice and assistance from internal or external legal, accounting or other advisers that it selects. For example, at the invitation of the compensation committee, one or more of the following individuals attended compensation committee meetings during our fiscal year 2017: our CEO, our General Counsel, our Vice President, Human Resources, and/or a representative from Radford, our outside compensation consultant. However, during our fiscal year 2017 none of our executive officers, including our CEO, was present during, and did not participate in, deliberations or decisions involving his or her own compensation.

Our compensation committee expects that it will continue to meet at least quarterly during our fiscal year 2018, to grant any equity awards, review our equity award granting plans as management recommends, to discuss pertinent compensation-related issues as necessary and appropriate, and to review and evaluate annually the compensation of our executive officers.

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As part of reviewing the compensation of our executive officers, our compensation committee meets with our CEO to obtain recommendations with respect to executive compensation policies, practices and packages (other than for himself). The compensation committee considers, but is not bound by and does not always accept, his recommendations for the other executive officers.

Role of Compensation Consultant

During our fiscal year 2017, the compensation committee retained Radford, an AonHewitt Company, as its outside compensation consultant reporting directly to the committee’s chair. As provided in its charter, the compensation committee has the sole authority to hire, oversee and terminate Radford, as well as determine Radford’s terms of engagement. Committee members had direct access to Radford without having to go through management and during our fiscal year 2017 Radford provided no services to our company other than those it provides to the compensation committee or in conjunction with committee authorizations.

As noted above, applicable NYSE and SEC requirements, rules and regulations identify six independence-related factors against which our committee should consider when measuring the work of a compensation consultant to determine whether the consultant is independent and its engagement raises any conflict of interest. In conjunction with its engagement, Radford confirmed for our compensation committee its independence, considering these specific factors. Radford attended meetings during 2017 at the committee’s invitation, and their duties included providing relevant market and industry data and analysis, as well as preparing analyses and recommendations for committee meetings. In fulfilling these duties, Radford met or communicated variously with our CEO, General Counsel and Vice President, Human Resources. Radford also provided competitive market data to review our executive compensation programs for 2017, identified trends in executive compensation and made recommendations as to appropriate levels of compensation for our fiscal year 2017. Our compensation committee exercised discretion in setting actual compensation levels, but considered Radford’s recommendations and market data.

Radford surveyed technology companies and their published pay practices (as well as unpublished data available to Radford) for employees with experience and education levels similar to our employees, with particular focus on companies based in the San Francisco Bay Area/Silicon Valley where our headquarters are located, in similar or comparable market sectors and with similar or comparable revenue levels and market capitalizations. The peer group companies Radford considered and reflected in its 2017 analyses and compensation recommendations to the compensation committee included:

8x8	Control4	Marin Software	BroadSoft	Varonis Systems	Carbonite

A10 Networks	Brightcove	MobileIron	CalAmp	Jive Software	Silver Spring Networks

Boingo Wireless	Vocera Communications	Qualys	Sonus Networks	SPS Commerce	Rapid7

Model N	Digi International	Five9	Nimble Storage

In late 2017, Radford revised its recommended peer group companies, as follows, which the compensation committee adopted as the competitive benchmark for executive compensation setting in 2018:

8x8	CalAmp	LimeLight Networks	Rapid7	Telenav

A10 Networks	Carbonite	MobileIron	Sonus Networks/Ribbon*	Vocera Communications

Boingo Wireless	Control4	Model N

Brightcove	Digi International	Quantana	SPS Commerce

* Sonus Networks merged with GENBAND and changed its name to Ribbon Communications as of December 2017.

The changes from the prior year primarily reflect replacing companies no longer public, due to being acquired, or whose revenue and/or market capitalization suggested the companies fall outside of the general parameters Radford generally considered in establishing the peer group companies to be used in its analyses and compensation recommendations and the committee’s compensation assessments and determinations.

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Stock Ownership Guidelines

We believe it is important for the interests of our directors and executive officers to be aligned with those of our stockholders. For this reason, our Board of Directors has adopted guidelines requiring our directors and CEO to hold certain levels of our stock. Under these guidelines, which our compensation committee will monitor, our directors and CEO must own and hold common stock or time-based RSU Awards with a value at least equal to the following multiple of his or her annual fees (in the case of a director) or base salary (in the case of the CEO) in effect as of December 31 of the prior year:

Category	Multiple of Annual Fees/Base Salary
Directors	3
CEO	3

Our directors and CEO will have until the later of five (5) years from adoption of these guidelines or his or her appointment to the position to accumulate the required shares of our common stock. Unvested time-based RSU Awards and “in-the-money” stock options count toward satisfaction of the ownership requirements (while unvested performance-based RSU Awards and stock options do not). If, on the annual compliance date of March 1 of any year following this accumulation period, a director or our CEO does not own shares of our common stock with a value equal to the required multiple of annual fees or base salary, as the case may be, that director or our CEO will be required to retain 25 percent of any of our company equity thereafter-acquired through the exercise of stock options or the vesting of time-based or performance-based RSU Awards, net of taxes, until the next compliance date when his or her ownership of our common stock meets the required multiple of base salary.

Recoupment Policy

In the event we significantly restate our financial results due to fraud or intentional misconduct, our Board of Directors will review any cash and equity performance-based incentive compensation to executive officers with respect to the prior 12-month period. We will, to the extent permitted by applicable law, seek recoupment of all such performance-based incentive payments from any executive officer the Board of Directors finds to be personally responsible for the fraud or intentional misconduct that caused the need for the restatement. In addition, we will seek recoupment from all other executive officers of any amounts paid during the prior 12-month period in excess of the award that would have been paid based on the restated financial results.

Our compensation committee will review our recoupment policy and revise it to comply with any forthcoming SEC rules implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Anti-Hedging and Anti-Pledging Policies

SEC rules generally prohibit uncovered short sales of our common stock by our directors and executive officers. Our insider trading policy also prohibits our directors and executive officers from any hedging transactions relating to our common stock or similar transactions by means of equivalent derivative securities. The policy also requires all our directors and executive officers to consult with our General Counsel (and, in certain instances, also with our Chief Financial Officer) before they engage in a transaction for the purchase or sale of our securities. Our insider trading policy also prohibits our directors and executive officers from holding our common stock in a margin account or pledging our common stock as collateral for a loan.

Repricing

Our equity plans prohibit our re-pricing outstanding option, SAR or other equity awards held by our directors, officers or employees.

Cash Buy-backs

Our equity plans prohibit our purchasing outstanding option, SAR or other equity awards held by our directors, officers or employees.

Summary Compensation Table for the Fiscal Years Ended December 31, 2016 and 2017

In the following table we provide information regarding the compensation awarded to, or earned by, during fiscal years ended December 31, 2016 and 2017, respectively, each of our current named executive officers.

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Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation		Total ($)
David K. Flynn	2017	347,500	(1)	—		237,343	(2)	—		121,630	(3)	—		706,473
President and Chief Executive Officer	2016	335,000	(4)	—		1,511,880	(5)	643,240	(6)	119,898	(7)	—		2,610,018
John Ritchie	2017	337,500	(8)	—		1,138,561	(2)	—		37,254	(3)	—		1,513,315
Senior Vice President, Chief Financial Officer and Chief Operating Officer	2016	326,250	(9)	—		501,717	(5)	192,972	(6)	57,000	(7)	—		1,077,939
Alan Cuellar Amrod	2017	287,536	(10)	—		1,239,418	(2)	—		40,360	(3)	157,208	(12)	1,724,522
Senior Vice President Product and Marketing	2016	211,651	(11)	$54,625	(13)	225,360	(5)	192,972	(6)			—		684,608

(1)	We adjusted Mr. Flynn’s base salary from $340,000 to $350,000, effective April 1, 2017.
(2)	The amount represents the aggregate grant date fair market value of RSU Awards granted during the fiscal year ended December 31, 2017 and calculated in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 8 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2017. As required by SEC rules, we exclude from the amounts we show the potential impact of any estimate we may make of forfeitures related to service-based vesting conditions.
(3)	The amount represents payments earned during the fiscal year ended December 31, 2017 based on the achievement of performance objectives, as discussed below under the section titled “Bonus and Non-Equity Incentive Plan Compensation.”
(4)	We adjusted Mr. Flynn’s base salary from $320,000 to $340,000, effective April 1, 2016.
(5)	The amount represents the aggregate grant date fair market value of RSU Awards granted in the fiscal year ended December 31, 2016 and calculated in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 7 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2016. As required by SEC rules, we exclude from the amounts we show the potential impact of any estimate we may make of forfeitures related to service-based vesting conditions.
(6)	The amount represents the aggregate grant date fair value of stock options granted during the fiscal year December 31, 2016 and calculated in accordance with FASB ASC Topic 718. We discuss the assumptions that we used to calculate these amounts in Note 7 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2016. As required by SEC rules, we exclude from the amounts we show the potential impact of any estimate we may make of forfeitures related to service-based vesting conditions.
(7)	The amount represents payments earned during the fiscal year ended December 31, 2016 based on the achievement of performance objectives.
(8)	We adjusted Mr. Ritchie’s base salary from $330,000 to $340,000, effective April 1, 2017.
(9)	We adjusted Mr. Ritchie’s base salary from $315,000 to $330,000, effective April 1, 2016.
(10)	We adjusted Mr. Amrod’s base salary from $221,600 to $250,000, effective January 1, 2017 and from $250,000 to $300,000, effective April 1, 2017.
(11)	We adjusted Mr. Amrod’s base salary from $201,600 to $221,600, effective July 1, 2016.
(12)	This amount reflects cash assistance we provided to Mr. Amrod in 2017 to facilitate his relocation of residence from the State of Florida to Silicon Valley, California, in conjunction with Mr. Amrod’s assumption beginning in 2017 of leadership responsibilities for our product and marketing efforts. The amount included reimbursements for temporary apartment rental ($31,657), car rental ($5,400), transportation to and from residences ($1,965), professional tax services ($5,000) and an interim cost-of-living adjustment ($27,900), totaling $71,923 in reimbursements to Mr. Amrod. We also paid Mr. Amrod an additional $85,285 to address the estimated federal and California state taxes on the foregoing as imputed income to Mr. Amrod.
(13)	Mr. Amrod earned commission-based compensation in 2016 of $54,625 against a target payment of $66,200.

Employment Agreements for Named Executive Officers

David K. Flynn

We entered an offer letter with Mr. Flynn dated January 16, 2007. For our fiscal year 2017, we adjusted Mr. Flynn’s annual base salary effective April 1, 2017 from $340,000 to $350,000, and we paid him for our fiscal year 2017 an incentive cash bonus of $121,630 against a target cash payment of $139,000. In our fiscal year 2017, we awarded Mr. Flynn a performance-based RSU Award representing 56,376 shares (at the target level), of which 49,329 shares of our common stock subject to the award vested as of March 1, 2018. The number of such shares vesting to Mr. Flynn depended on our achievement of revenue during our fiscal year 2017 against our annual revenue target, as determined in the 2017 annual operating plan our Board approved. However, we did not award Mr. Flynn any additional equity as part of the Company’s 2017 annual equity cycle. For 2017, Mr. Flynn proposed that he not receive any additional equity under that annual equity program, and the Committee accepted Mr. Flynn’s proposal.

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For our fiscal year 2018, we adjusted Mr. Flynn’s annual base salary effective April 1, 2018 from $350,000 to $365,000. For our fiscal year 2018, Mr. Flynn is also eligible to receive an incentive cash bonus with a target value of $365,000. The incentive cash payment to Mr. Flynn will depend on our achievement of revenue during 2018 against our annual revenue target, as determined in the 2018 annual operating plan our Board approved. If we fail to achieve at least 85 percent of the revenue target for 2018, then Mr. Flynn will not receive any incentive cash payment. Mr. Flynn’s annual base salary and incentive cash bonus at target for our fiscal year 2018 is slightly below the 25th percentile of peer companies.

We granted Mr. Flynn’s stock awards under our 2014 Plan.

Mr. Flynn is also eligible to participate in the employee benefit plans generally available to our employees and maintained by us.

Mr. Flynn has entered with us a Separation and Change in Control Severance Agreement, as described further below.

John Ritchie

We entered an offer letter with Mr. Ritchie dated August 10, 2015. For our fiscal year 2017, we adjusted Mr. Ritchie’s annual base salary effective April 1, 2017 from $330,000 to $340,000 and we paid him for our fiscal year 2017 an incentive cash bonus of $37,254, against a target cash payment of $77,700. In our fiscal year 2017, we awarded Mr. Ritchie a performance-based RSU Award representing 32,859 shares (at the target level), of which 28,752 such shares of our common stock subject to the award vested as of March 1, 2018. The number of such shares vesting to Mr. Ritchie depended on our achievement of revenue during 2017 against our annual revenue target, as determined in the 2017 annual operating plan our Board approved. In 2017, we awarded Mr. Ritchie a time-based RSU Award representing 80,000 shares of our common stock, and a performance-based RSU Award representing 80,000 shares of our common stock. Vesting under the time-based RSU Award is in equal quarterly installments, with the first quarterly installment occurring as of September 1, 2017 and the last to occur as of June 1, 2020. Vesting under the performance-based RSU Award to Mr. Ritchie is subject to achievement of the following performance criteria:

•	50 percent of the shares subject to the RSU Award will become eligible to vest as of the date occurring that the price per share of our common stock is or exceeds $5.50, based on such share’s average closing price on NYSE over the prior 20 trading days. This vesting trigger was met as of December 19, 2017.

•	50 percent of the shares subject to the RSU Award will become eligible to vest as of the date that the price per share of our common stock is or exceeds $6.50, based on such share’s average closing price on NYSE over the prior 20 trading days.

•	With respect to each of the foregoing, once the relevant performance criterion is met, the shares subject to that portion of the RSU Award will be delivered in four equal quarterly installments as of each March 1, June 1, September 1 and December 1 to occur immediately following the occurrence of such performance achievement.

•	100 percent of the shares subject to the RSU Award will vest as of the date of our Change in Control, as that term is defined and determined under the 2014 Plan.

Vesting under all the awards is subject to Mr. Ritchie’s continued service through the relevant vesting date.

For our fiscal year 2018, we adjusted Mr. Ritchie’s annual base salary effective April 1, 2018 from $340,000 to $350,000. Mr. Ritchie is also eligible to receive an incentive cash bonus with a target value of $210,000. The incentive cash payment to Mr. Ritchie will depend on our achievement of revenue during 2018 against our annual revenue target, as determined in the 2018 annual operating plan our Board approved. If we fail to achieve at least 85 percent of the revenue target for 2018, then Mr. Ritchie will not receive any incentive cash payment. Mr. Ritchie’s annual base salary and incentive cash bonus at target for our fiscal year 2018 is slightly above the 50th percentile of peer companies.

We will determine and pay the incentive cash payment to Mr. Ritchie on an annual basis, in arrears. Mr. Ritchie’s achievement during the period of individual performance criteria may adjust his actual payment, based on the discretion of the compensation committee.

We granted Mr. Ritchie’s stock awards under our 2014 Plan.

Mr. Ritchie is also eligible to participate in the employee benefit plans generally available to our employees and maintained by us.

Mr. Ritchie has also entered with us a Separation and Change in Control Severance Agreement, as described further below.

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Alan Cuellar Amrod

We entered an offer letter with Mr. Amrod dated November 16, 2015. For our fiscal year 2017, we adjusted Mr. Amrod’s annual base salary from $221,600 to $250,000, effective January 1, 2017 and from $250,000 to $300,000 effective April 1, 2017, reflecting his assumption of additional responsibilities as our Senior Vice President, Products and Marketing. We paid him for our fiscal year 2017 an incentive cash bonus of $40,360, against a target cash payment of $70,000. In our fiscal year 2017, we awarded Mr. Amrod a performance-based RSU Award representing 24,161 shares (at the target level), of which 21,140 such shares of our common stock subject to the award vested as of March 1, 2018. The number of such shares vesting to Mr. Amrod depended on our achievement of revenue during 2017 against our annual revenue target, as determined in the 2017 annual operating plan our Board approved. In 2017, we awarded Mr. Amrod a time-based RSU Award representing 100,000 shares of our common stock, and a performance-based RSU Award representing 100,000 shares of our common stock. Vesting under the time-based RSU Award is in equal quarterly installments, with the first quarterly installment occurring as of September 1, 2017 and the last to occur as of June 1, 2020. Vesting under the performance-based RSU Award to Mr. Amrod is subject to achievement of the same performance criteria as provided above with respect to Mr. Ritchie.

In conjunction with Mr. Amrod’s assumption beginning in 2017 of leadership responsibilities for our product and marketing efforts, we asked Mr. Amrod to relocate from the State of Florida to Silicon Valley, California, where our headquarters are located.

For our fiscal year 2018, we adjusted Mr. Amrod’s annual base salary effective April 1, 2018 from $300,000 to $315,000. Mr. Amrod is also eligible to receive an incentive cash bonus with a target value of $157,000. The incentive cash payment to Mr. Amrod will depend on our achievement of revenue during 2018 against our annual revenue target, as determined in the 2018 annual operating plan our Board approved. If we fail to achieve at least 85 percent of the revenue target for 2018, then Mr. Amrod will not receive any incentive cash payment. Mr. Amrod’s annual base salary and incentive cash bonus at target for our fiscal year 2018 is slightly above the 50th percentile of peer companies. We also continued to provide to Mr. Amrod through March 2018 the foregoing relocation reimbursements, with an aggregate cost of approximately $9,500 and an additional $11,000 we currently estimate to address the estimated federal and California state taxes on the foregoing as imputed income to Mr. Amrod.

We will determine and pay the incentive cash payment to Mr. Amrod on an annual basis, in arrears. Mr. Amrod’s achievement during the period of individual performance criteria may adjust his actual payment, based on the discretion of the compensation committee.

We granted Mr. Amrod stock awards under our 2014 Plan.

Mr. Amrod is also eligible to participate in the employee benefit plans generally available to our employees and maintained by us.

Mr. Amrod has also entered with us a Separation and Change in Control Severance Agreement, as described further below.

Change of Control and Severance Agreements for Named Executive Officers

We previously entered Separation and Change in Control Severance Agreements, or the “Severance Agreements,” with Messrs. Flynn, Ritchie and Amrod. The Severance Agreements supersede any prior severance arrangements relating to acceleration of stock options, including as described in their respective offer letters, as applicable. The Severance Agreement for Mr. Flynn became effective on October 1, 2013, for Mr. Ritchie on August 31, 2015 and for Mr. Amrod on November 16, 2015. The initial terms of the agreements were December 31, 2016, for Mr. Flynn, August 31, 2017 for Mr. Ritchie and November 16, 2017 for Mr. Amrod. However, in the case of all three, the agreements will automatically extend for successive one-year periods (unless at least 90 days prior to expiration of the then-current term, either party to the agreement provides written notice to the other of non-renewal). The term under each agreement is also further extended automatically for one year following a Change in Control (as defined below) or, if severance benefits are triggered under the Severance Agreement, the Severance Agreement will remain effective until all obligations have been satisfied under the Severance Agreement.

As part of its annual compensation review process, our compensation committee approved in March 2018 certain adjustments to the Severance Agreements for Messrs. Flynn and Amrod. Each Severance Agreement, including as adjusted for Messrs. Flynn and Amrod, provides that if (x) we terminate the employee’s employment with us without Cause (as defined below) and not due to the employee’s death or disability, or (y) with respect to Mr. Flynn, if Mr. Flynn terminates his employment for Good Reason (as defined below), and in each case, the termination does not occur during the period beginning 30 days prior to and ending 12 months following a Change in Control, the employee will receive the following severance: (i) a lump sum cash payment equal to 12 months (in the case of Mr. Flynn) and nine months (in the case of Messrs. Ritchie and Amrod) of the employee’s base salary then in-effect, and (ii) reimbursements for payments of COBRA continuation coverage for a period of up to 12 months (in the case of Mr. Flynn) and nine months (in the case of Messrs.  Ritchie and Amrod), provided that such reimbursements will be made in taxable payments at twice such amounts if applicable law limits our ability to provide reimbursements to the employee.

Each Severance Agreement further provides that if (x) we terminate the employee’s employment with us without Cause and not due to the employee’s death or disability, or (y) the employee terminates his employment for Good Reason, and in each case the

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termination occurs during the period beginning 30 days prior to and ending 12 months following a Change in Control, then in lieu of the severance benefits described above, the employee will receive the following severance: (i) a lump sum severance payment equal to 12 months of the employee’s base salary in-effect immediately prior to the Change in Control or employment termination, whichever is greater, plus an amount equal to 100 percent of the greater of (a) the employee’s most recent actual annual bonus or (b) the employee’s then-target annual bonus, (ii) a lump sum severance payment equal to 100 percent of the greater of (a) the employee’s most recent actual annual bonus or (b) the employee’s then-target annual bonus, in each case prorated for partial year of service for the year in which the employment termination occurs, (iii) reimbursements for continuing payments of COBRA continuation coverage for a period of up to 12 months, provided that such reimbursements will be made in taxable payments at twice such amounts if applicable law limits our ability to provide reimbursements to the employee, (iv) 100 percent vesting of any equity awards outstanding as of the date of employment termination, with any performance-based awards deemed achieved at 100 percent of the applicable target levels, and (v) stock options and stock appreciation rights outstanding as of the employment termination date will have a post-termination exercisability period that ends on the later of (a) the date 12 months following the employment termination date, or (b) the date 90 days following the lapse of any underwriter lock-up period or insider trading black-out period in effect on the employment termination date, provided that no award may be exercised after expiration of the award’s maximum term.

Each Severance Agreement provides that to receive the foregoing severance and benefits, the employee must first sign and not revoke a release of claims in our favor. Each Severance Agreement also provides that if the severance benefits provided in the Severance Agreement or otherwise payable to the employee would constitute “parachute payments” that would subject the employee to any excise tax under the golden parachute rules under the Internal Revenue Code, the severance benefits will either be delivered in full or delivered to a lesser extent so as not to be subject to the excise tax, whichever of the foregoing amounts would provide the employee the greater amount of severance benefits on an after-tax basis.

As defined in the Severance Agreements, “Cause” generally means (i) engaging in misconduct that is demonstrably and materially injurious to us, or the commission of any act of fraud, misappropriation, or any other intentional, wrongful or unlawful act by the employee, including, without limitation, any intentional, wrongful or unlawful act of deceit, dishonesty, insubordination or other acts of moral turpitude, in connection with the employee’s employment with us; (ii) the employee’s conviction of, or plea of guilty or no contest to, a crime involving moral turpitude, or any felony (whether or not subject to an appeal); (iii) an intentional, wrongful or unlawful breach by the employee of any fiduciary duty which the employee owes to us; (iv) commission of any acts of gross negligence or willful misconduct in connection with the employee’s employment with us; (v) willful or continued breach of a fiduciary duty or other duty or obligation under our then-existing code of business conduct; (vi) violation of a federal or state law or regulation applicable to our business, which violation has or is likely to be injurious to us in our Board’s reasonable determination; (vii) any act of personal dishonesty the employee takes in connection with the employee’s responsibilities as an employee which results in the employee’s substantial personal enrichment, (viii) the employee’s criminal charge of a felony which our Board reasonably determines has had or will have a material detrimental effect on our reputation or business; or (ix) the employee’s willful act that constitutes (A) a material breach of a material provision of any agreement between the employee and us, including the Severance Agreement or accompanying agreements, or (B) the employee’s willful or continued failure to perform the employee’s duties or obligations as an employee, or (C) a material failure by the employee to comply with our written policies or rules of employment in good standing, in each case under this clause if such breach or failure has not been or, in our Board’s determination, cannot be cured, within 30 days after written notification to the employee of such breach or failure.

As defined in the Severance Agreements, “Change in Control” generally means the occurrence of any of the following events: (i) a change in the ownership of our company, which we will deem to occur on the date that any one person, or more than one person acting as a group, acquires ownership of our stock that, together with the stock held by such person, constitutes more than 50 percent of the total voting power of our stock; provided that a Change in Control will not include any transaction or series of related transactions principally for bona fide equity or project financing purposes in which cash we receive or any successor receives, or of our indebtedness is cancelled or converted or a combination thereof occurs; or (ii) if we have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a change in the effective control of our company, which we will deem to occur on the date that a majority of members of our Board is replaced during any 12-month period by directors whose appointment or election a majority of the members of our Board do not endorse prior to the date of the appointment or election (for purposes of this clause (ii), if any person is considered to be in effective control of our company, we will not consider the acquisition of additional control of our company by the same person to be a Change in Control); or (iii) a change in the ownership, or transfer by exclusive license, of a substantial portion of our company’s assets, or change in the ownership, or transfer by exclusive license, of all or substantially all of the assets of a subsidiary of ours, which if our company held directly would constitute all or substantially all of our company’s assets, which we will deem to occur on the date that any person acquires (or has acquired during the 12-month period ending on the date of the most-recent acquisition by such person or persons) assets from our company that have a total gross fair market value equal to or more than 50 percent of the total gross fair market value of all of the assets of our company immediately prior to such acquisition or acquisitions. We will consider persons to be acting as a group if they are owners of a corporation or investment entity or partnership that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with us. However, we will not consider a transaction to be a Change in Control unless the transaction qualifies as a change in control event within the meaning of Internal Revenue Code Section 409A, or if (a) its sole purpose is to change the jurisdiction of our incorporation,

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or (b) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before such transaction.

As defined in the Severance Agreements, “Good Reason” generally means the employee’s voluntary termination of employment with us within 90 days following the expiration of any cure period available to us, following one or more of the following occurring without the employee’s prior written consent: (i) a material reduction of the employee’s duties, authority, or responsibilities, relative to his duties, authority, or responsibilities as in effect immediately prior to such reduction, provided, that if, with respect to Messrs. Flynn and Amrod (but not Mr. Ritchie), following a Change in Control the employee remains in the same function in a division or subsidiary of the acquiror comprising substantially all of our business, that will not in itself constitute Good Reason; (ii) a material reduction in the employee’s base salary, as in effect immediately prior to such reduction, other than as the employee may agree in writing or in connection with a similar reduction for all our similarly situated executives; (iii) a material reduction in the employee’s annual target bonus as a percentage of the employee’s base salary, as in effect immediately prior to such reduction, other than in connection with a similar reduction for all our similarly situated executives; (iv) relocation of the employee’s principal place of work to a location that is more than 30 miles from the employee’s principal place of work immediately prior to such relocation; or (v) our failure to obtain assumption of the Severance Agreement by any successor. However, in order to resign for Good Reason, the employee is required first to provide us with written notice within 90 days of becoming aware of the initial existence of the condition that he believes constitutes Good Reason and within two years of the initial existence of such condition, specifically identifying the acts or omissions constituting the grounds for Good Reason and providing to us a reasonable cure period of not less than 30 days following the date of such written notice, during which we have not cured such grounds.

Death and Disability

We offer certain benefits to our employees in general in instances of employment termination due to their disability, or to their survivors in instances of their death. These benefits are similarly available to Messrs. Flynn, Ritchie and Amrod, as well as to our other executives, in conjunction with their regular employment. For example, where an employee’s employment with us is terminated due to death or permanent disability, the employee’s then-outstanding equity awards are automatically deemed to have vested in full as of such termination date. Subject to the original term of any such award, the employee or his or her estate would then have 12 months to exercise rights under such option awards. We also provide life insurance equal to 2x the employee’s then-annualized base salary (subject to a $500,000 maximum coverage amount). Employees are able to purchase additional coverages for themselves and family members, with access to group-coverage rates.

Pension Benefits

We do not offer pension benefits to our named executive officers.

Nonqualified Deferred Compensation

We do not offer nonqualified deferred compensation to our named executive officers.

Bonus and Non-Equity Incentive Plan Compensation

Each of our named executive officers was eligible to receive cash incentive-based compensation during fiscal year 2017; on an annual basis with respect to Mr. Flynn; and on a half-yearly basis over the entire year with respect to Messrs. Ritchie and Amrod.

Under our executive incentive bonus plan for fiscal year 2017, Mr. Flynn’s target cash incentive was based 100 percent on our achievement of operating revenue relative to our target revenue for the year as determined in the 2017 annual operating plan our Board approved. If we failed to achieve at least 85 percent of the revenue target for the year, then no cash incentive payment would have been paid to Mr. Flynn.

With respect to our performance against the target revenue objective four our fiscal year 2017, the cash incentive payment to Mr. Flynn was calculated and payable as follows:

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Target Revenue	Percent of the Corporate Performance Component That Becomes Payable
Achievement less than 15 percent below the targeted amount	0%

Achievement below the targeted amount but not less than 15 percent below the targeted amount	100%, minus the percent of revenue below the targeted amount (i.e., 100% - underachievement %)

Achievement at or above the targeted amount	100% (no overachievement %)

For Messrs. Ritchie and Amrod, the target incentive cash payments for the respective half-yearly periods were based on a combination of the revenue performance factor identified above with respect to Mr. Flynn (however, with respect to Messrs. Ritchie and Amrod, as measured for each respective half-yearly period). Mr. Flynn also established individual performance criteria for Messrs. Ritchie and Amrod, and their respective achievement during the relevant period of individual performance criteria may adjust the actual payment, based on the discretion of the compensation committee. In either half-yearly period where we failed to achieve at least 85 percent of the revenue target for that period, then no cash incentive payment would have been paid to either Messrs. Ritchie or Amrod for that period. For the second half of our fiscal year 2017, we did not achieve the minimum 85 percent of the revenue target our Board approved for that period. As such, neither Mr. Ritchie nor Mr. Amrod received any cash incentive payment for that period.

The following table sets forth the target amounts and actual incentive amounts paid to each named executive officer for our fiscal year 2017.

Name	Target Incentive Amount ($)	Actual Incentive Amount ($)
Mr. Flynn	$139,000	$121,360
Mr. Ritchie	$77,700	$37,254
Mr. Amrod	$70,000	$40,360

Outstanding Equity Awards at Fiscal Year Ended December 31, 2017

In the following table we present certain information concerning equity awards our named executive officers held, as of December 31, 2017.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares of Units of Stock that have Not Vested ($)(1)	Equity Incentive Plan Awards - Number of Unearned Shares, Units or Other Rights of Stock that have Not Vested (#)	Equity Incentive Plan Awards - Market or Payout Value of Unearned Shares, Units or Other Rights of Stock that have Not Vested ($)(1)
David K. Flynn	06/09/2010	200,000(2)	—	0.70	06/09/2021	—	—	—	—
	02/24/2011	128,000(3)	—	0.70	02/24/2021	—	—	—	—
	05/04/2012	280,000(4)	—	2.05	05/04/2022	—	—	—	—
	06/11/2013	120,000(5)	—	6.00	06/11/2023	—	—	—	—
	10/07/2013	175,325(6)	24,675(6)	9.58	10/07/2023	—	—	—	—
	06/01/2015	343,750(7)	206,250(7)	7.15	06/01/2025	—	—	—	—
	06/01/2016	100,000(8)	100,000(8)	6.26	06/01/2026	—	—	—	—
	06/01/2015	—	—	—	—	33,750(9)	196,763	—	—
	06/01/2016					50,000(10)	291,500
	06/01/2016	—	—	—	—	—	—	100,000 (11)	583,000
	03/31/2017	—	—	—	—			56,376(12)	328,672
John Ritchie	09/01/2015	104,062(13)	80,938(13)	6.09	09/01/2025	—	—	—	—
	06/01/2016	30,000(8)	30,000(8)	6.26	06/01/2026	—	—	—	—
	09/01/2015	—	—	—	—	56,875 (14)	331,581	—	—
	06/01/2016	—	—	—	—	15,000(10)	87,450
	06/01/2017					70,834(15)	412,962
	06/01/2016	—	—		—			30,000(11)	174,900
	02/01/2017							40,000(12)	233,200
	03/31/2017							32,859(12)	191,568
	06/01/2017	—	—	—	—	—	—	85,000(16)	495,550
Alan Amrod	12/10/2015	30,000(17)	30,000	5.61	12/10/2025
	12/10/2015	—	—	—	—	15,000(18)	87,450	—	—
	06/16/2016					18,000(10)	104,940
	06/01/2017	—	—	—	—	83,334(15)	485,837	—	—
	02/01/2017							40,000(12)	233,200
	03/31/2017							24,161(12)	140,859
	06/01/2017	—	—	—	—	—	—	100,000(16)	583,000
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(1)	This amount reflects the fair market value of our common stock of $5.83 per share as of December 31, 2017, multiplied by the number shown in the column for the Number of Shares or Units of Stock that have Not Vested.
(2)	The option is fully vested.
(3)	The option is fully vested.
(4)	The option is fully vested.
(5)	The option is fully vested.
(6)	One half of the shares subject to the option vested on March 28, 2016, and one forty-eighth of the shares vest monthly thereafter, subject to continued service through each such date.
(7)	One thirty-sixth of the shares subject to the option vested on July 1, 2015 and one thirty-sixth of the shares vest monthly thereafter, subject to continued service through each such date.
(8)	One thirty-sixth of the shares subject to the option vested on July 1, 2016 and one thirty-sixth of the shares vest monthly thereafter, subject to continued service through each such date.
(9)	The shares subject to the RSU Award will vest in equal quarterly installments as of each March 1, June 1, September 1 and December 1 of each year, with the first quarterly vesting occurring as of September 1, 2015 and the last quarterly vesting occurring as of June 1, 2019, subject to continued service through each such date.
(10)	The shares subject to the RSU Award will vest in equal quarterly installments as of each March 1, June 1, September 1 and December 1 of each year, with the first quarterly vesting occurring as of September 1, 2016 and the last quarterly vesting occurring as of June 1, 2019, subject to continued service through each such date.
(11)	One-half of the shares subject to the RSU Award will become eligible to vest as of the first date occurring on or after January 1, 2017, but not later than June 1, 2019, that the trailing 20-trading day average closing price as reported on the NYSE of a share of our common stock (the “Stock Price”) equals or exceeds $7.50. The additional one-half of the shares subject to the RSU Award will become eligible to vest as of the first date occurring on or after January 1, 2017, but not later than June 1, 2019, that the Stock Price equals or exceeds $8.50. With respect to any shares subject to the RSU Award which become eligible to vest as provided above, such shares will vest in four equal quarterly installments as of the 1st day of each of March, June, September and December that occurs immediately following the first date on which the vesting eligibility criteria as provided above was achieved or, if later, the date on which the compensation committee certifies the achievement of such vesting eligibility criteria. The shares subject to the RSU Award which have not as of or before June 1, 2019 become eligible to vest in accordance with the requirements described above will be cancelled and no longer available to vest under the RSU Award.
(12)	The shares subject to the RSU Award represent the total number of shares potentially eligible to vest. The actual number of RSU shares that were eligible to vest on March 1, 2018, the scheduled vesting date, was determined as the product of (x) the number of RSUs subject to grant, multiplied by (y) the Achievement Factor (as defined below), with such product rounded down to the nearest whole unit; provided, however, that if the Achievement Factor is less than 0.85, none of the shares subject to the RSU Award will become eligible to vest. In no event will more than 100% of the shares subject to the RSU Award vest. “Achievement Factor” means the quotient determined as (x) the Company’s audited FY 2017 revenue, divided by (y) the revenue target for the Company’s FY 2017, in such amount the Board approved at its meeting on February 1, 2017. Of the shares subject to such RSU Awards granted to Messrs. Ritchie and Amrod on February 1, 2017, 35,001 shares vested to each of Messrs. Ritchie and Amrod on March 1, 2018, representing an 87.5% achievement of the performance target. Of the shares subject to such RSU Awards granted to Messrs. Flynn, Ritchie and Amrod on March 31, 2017, 56,376 shares vested to Mr. Flynn, 32,859 shares vested to Mr. Ritchie and 21,142 shares vested to Mr. Amrod, each on March 1, 2018, also representing an 87.5% achievement of the performance target.
(13)	One-fourth of the shares subject to the option vested on September 1, 2016, and one forty-eighth of the shares vest monthly thereafter, subject to continued service through each such date.
(14)	The shares subject to the RSU Award will vest in equal quarterly installments as of each March 1, June 1, September 1 and December 1 of each year, with the first quarterly vesting occurring as of September 1, 2016 and the last quarterly vesting occurring as of September 1, 2019, subject to continued service through each such date.
(15)	The shares subject to the RSU Award will vest in equal quarterly installments as of each March 1, June 1, September 1 and December 1 of each year, with the first quarterly vesting occurring as of September 1, 2017 and the last quarterly vesting occurring as of June 1, 2020, subject to continued service through each such date.
(16)	One-half of the shares subject to the RSU Award eligible to vest as of December 19, 2017, the date as of the trailing 20-trading day average closing price as reported on the NYSE of a share of the Company’s Common Stock (the “Stock Price”) equaled or exceeded $5.50. The additional 50% percent of the RSUs subject to grant will become eligible to vest as of the first date occurring on not later than June 1, 2020, that the Stock Price equals or exceeds $6.50. With respect to any shares subject to the RSU Award which become eligible to vest as provided above, such shares will vest in four equal quarterly installments as of the 1st day of each of March, June, September and December that occurs immediately following the first date on which the vesting eligibility criteria as provided above was achieved or, if later, the date on which the compensation committee certifies the achievement of such vesting eligibility criteria. The shares subject to the RSU Award which have not as of or before June 1, 2020 become eligible to vest in accordance with the requirements described above will be cancelled and no longer available to vest under the RSU Award.
(17)	One-fourth of the shares subject to the option vested on December 1, 2016, and one forty-eighth of the shares vest monthly thereafter, subject to continued service through each such date.
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(18)	The shares subject to the RSU Award will vest in equal quarterly installments as of each March 1, June 1, September 1 and December 1 of each year, with the first quarterly vesting occurring as of December 1, 2016 and the last quarterly vesting occurring as of December 1, 2019, subject to continued service through each such date.

Equity Compensation Plan Information

In the following table we provide information as of December 31, 2017, with respect to shares of our common stock that we may issue under our existing equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (1))
Equity compensation plans approved by stockholders	4,247,865	(2)	$6.034	(3)	6,513,945	(4)
Equity compensation plans not approved by stockholders	0		0		0
Total	4,247,865		$6.034		6,513,945

(1)	Includes the 2006 Plan, the 2014 Plan and the ESPP.
(2)	This number represents 2,566,409 shares subject to stock option grants outstanding under the 2006 Plan, 1,681,456 shares subject to stock option grants outstanding under the 2014 Plan, and 4,089,067 shares subject to outstanding RSU Awards that will entitle the holders to one share of our common stock for each such unit that vests, over the holder’s period of continued service.
(3)	We calculated the weighted-average exercise price without taking into account 4,089,067 shares of our common stock subject to RSU Awards, which have no exercise price.
(4)	As of December 31, 2017, we had 8,002,555 total shares of common stock reserved and available for grant under the 2014 Plan, and 1,628,273 total shares of common stock reserved for issuance under the ESPP. On the first day of each fiscal year beginning January 1, 2017 through January 1, 2024, we may increase the number of shares of common stock reserved for issuance under the 2014 Plan by an amount equal to the lesser of (i) 4,000,000 Shares, (ii) five percent of our outstanding shares on the last day of the immediately preceding fiscal year, or (iii) such number of shares as our Board determines. Under the ESPP, on the first day of each of 2018 through fiscal year 2024, we may increase the number of shares of common stock reserved for issuance under the ESPP in an amount equal to the lesser of (i) 1,000,000 shares, (ii) one percent of our outstanding shares on the first day of the applicable fiscal year, or (iii) such number of shares as our Board determines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 26, 2018 with respect to each of the following, as of such date:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all our current directors and executive officers as a group; and

•	each person or group who beneficially owned more than five percent of our common stock.

We have determined beneficial ownership in accordance with SEC rules, and the information below does not necessarily indicate beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

In the table below, we base the “Percentage of Shares Beneficially Owned” on 54,625,924 shares of common stock outstanding at March 26, 2018. In computing the indicated “Number of Shares Beneficially Owned” by a person and the “Percentage of Shares Beneficially Owned” by such person, we deemed to be outstanding all shares of common stock subject to options held by the person that are currently exercisable or exercisable by or before May 25, 2018 (60 days after March 26, 2018), and all shares expected to vest prior to such date under time-based RSU Awards (without adjustment for shares which may be withheld or sold to cover estimated tax withholding obligations). However, we did not deem such shares outstanding to compute the percentage ownership of any other person.

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Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Aerohive Networks, Inc., 1011 McCarthy Boulevard, Milpitas, California 95035.

Name of Beneficial Owner+	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Executive Officers, including Our Named Executive Officers:
David K. Flynn (1)	2,988,045	5.49%
John Ritchie (2)	317,914	*
Alan Amrod (3)	98,427	*
Remo Canessa (4)	160,763	*
Curtis E. Garner (5)	98,975	*
Changming Liu (6)	1,946,605	3.56%
Frank J. Marshall (7)	350,227	*
Conway “Todd” Rulon-Miller (8)	281,865	*
John Gordon Payne (9)	142,478	*
Christopher J. Schaepe (10)	7,480,860	13.69%
All directors and current executive officers as a group (11 persons)	14,271,370	26.13%
Five Percent Stockholders:
Lightspeed Venture Partners VII, L.P. (11)	7,387,017	13.52%
Northern Light Venture Capital, Ltd. (12)	7,881,382	14.43%

*	Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
+	Certain options to purchase shares of our common stock included in this table are early exercisable and, to the extent such shares are unvested as of a given date, such shares will remain subject to a right of repurchase we hold.
(1)	Consists of: (i) 195,800 shares held by Mr. Flynn; (ii) 1,345,427 David and Pamela Flynn co-ttees Flynn Living Trust dtd 07/22/99; and (iii) 1,456,818 shares subject to an option exercisable within 60 days after March 26, 2018.
(2)	Consists of: (i) 156,249 shares held by Mr. Ritchie; and (ii) 161,665 shares subject to an option exercisable within 60 days after March 26, 2018.
(3)	Consists of: (i) 62,177 shares held by Mr. Amrod; and (ii) 36,250 shares subject to an option exercisable within 60 days after March 26, 2018.
(4)	Consists of: (i) 63,020 shares held by Mr. Canessa; (ii) 66,920 shares subject to an option exercisable within 60 days after March 26, 2018; and (ii) 30,823 shares of common stock underlying RSU Awards subject to further vesting within 60 days after March 26, 2018.
(5)	Consists of: (i) 21,440 shares held by Mr. Garner; (ii) 46,712 shares subject to an option exercisable within 60 days after March 26, 2018; and (iii) 30,823 shares of common stock underlying RSU Awards subject to further vesting within 60 days after March 26, 2018.
(6)	Consists of: (i) 174,900 shares held by Mr. Liu; (ii) 1,150,400 shares held the Liu-Wei Trust created March 27, 2000, for which Mr. Liu serves as a trustee; (iii) 400,000 shares held by the Liu/Wei 2012 Irrevocable Descendants’ Trust dated December 19, 2012, for which Mr. Liu’s spouse serves as trustee; and (iv) 221,305 shares subject to an option exercisable within 60 days after March 26, 2018. Effective March 15, 2018, Mr. Liu resigned as an employee and our Chief Technology Officer, but will continue as a member of our Board of Directors. Vesting automatically ceased as of March 15, 2018 under any awards then-outstanding.
(7)	Consists of: (i) 207,020 shares held by Mr. Marshall; (ii) 30,823 shares of common stock underlying RSU Awards subject to further vesting within 60 days after March 26, 2018; and (iii) 112,384 shares held by Big Basin Partners LP, for which Mr. Marshall serves as a General Partner.
(8)	Consists of: (i) 211,042 shares held by Mr. Rulon-Miller; (ii) 40,000 shares subject to an option exercisable within 60 days after March 26, 2018; and (iii) 30,823 shares of common stock underlying RSU Awards subject to further vesting within 60 days after March 26, 2018.
(9)	Consists of: (i) 44,735 shares held by Mr. Payne; (ii) 66,920 shares subject to an option exercisable within 60 days after March 26, 2018; and (iii) 30,823 shares of common stock underlying RSU Awards subject to further vesting within 60 days after March 26, 2018.
(10)	Consists of: (i) 63,020 shares held by Mr. Schaepe; (ii) 30,823 shares of common stock underlying RSU Awards subject to further vesting within 60 days after March 26, 2018; and (iii) 7,387,017 shares listed in footnote 12, below, which are held by entities affiliated with Lightspeed Venture Partners VII. Mr. Schaepe, one of our directors, shares voting and investment power with respect to the shares held by these entities.
(11)	According to a Schedule 13G/A filed on February 14, 2018, 7,376,825 shares of common stock are beneficially owned by Lightspeed Venture Partners VII, L.P., or Lightspeed VII, and 10,192 shares of common stock are beneficially owned by Lightspeed Venture Partners VI, L.P., or Lightspeed VII (Lightspeed VII and Lightspeed VI together, Lightspeed). Lightspeed General Partner VII, L.P., or Lightspeed GP VII, is the sole general partner of Lightspeed VII. Lightspeed Ultimate General Partner VII, Ltd., or Lightspeed UGP VII, is the sole general partner of Lightspeed GP VII. Lightspeed General Partner VI, L.P.,
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or Lightspeed GP VI, is the sole general partner of Lightspeed VI. Lightspeed Ultimate General Partner VI, Ltd., or Lightspeed UGP VI, is the sole general partner of Lightspeed GP VI. Barry Eggers, Ravi Mhatre, Peter Nieh, and Christopher J. Schaepe, a member of our Board, as the managing directors of Lightspeed UGP VII and Lightspeed UGP VI share voting and dispositive power with respect to the shares held by Lightspeed. The address for these entities is 2200 Sand Hill Road, Menlo Park, California 94025.
(12)	According to a Schedule 13G filed on February 7, 2018, 5,928,379 shares of common stock are beneficially owned Northern Light Venture Fund, L.P., or NLVF I. 1,302,003 shares of common stock are beneficially owned by Northern Light Strategic Fund, L.P., or NLSF I. 651,000 shares of common stock are beneficially owned by Northern Light Partners Fund, L.P., or NLPF I. Northern Light Partners, L.P., or DGP, is the general partner of each of NLVF I, NLSF I and NLPF I. Northern Light Venture Capital, Ltd., or UGP, is the general partner of DP and has the sole voting and dispositive power with regard to the shares held by NLVF, NLSF and NLPF. Feng Deng, Yan Ke and Jeffrey Lee, as the directors of UGP, share voting and dispositive power with regard to the shares held by NLVF, NLSF and NLPF. The principal business address for these entities affiliated with Northern Light Venture Capital, Suite 1720, 17/F Hutchison House, 10 Harcourt Road, Central, Hong Kong.

RELATED-PERSON TRANSACTIONS

We employ in our sales organization, and have since December 2014, Michael Rulon-Miller, who is the son of Conway “Todd” Rulon-Miller, a member of our Board and its compensation committee. We discuss this relationship above in the section titled “Director Independence.” In 2017, Mr. Michael Rulon-Miller earned approximately $125,000 in total compensation from us. Other than with respect to Mr. Michael Rulon-Miller, and the compensation arrangements and indemnification arrangements with our director and executive officer we discuss above in the sections titled “Board of Directors and Corporate Governance” and “Executive Compensation,” and we summarize below, there were no transactions since January 1, 2017, and currently proposed transactions in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, nominees for director, executive officers or holders of more than five (5) percent of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

In addition, there has not been, nor are there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Employment Arrangements and Indemnification Agreements

We have entered employment and consulting arrangements with certain of our current and former executive officers.

We have also entered indemnification agreements with each of our current, and certain former, directors and executive officers. The indemnification agreements and our certificate of incorporation and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Severance and Separation Agreements

Our executive officers are entitled to certain severance benefits. See “Change of Control and Severance Agreements for Named Executive Officers.”

Equity Incentive Grants to Executive Officers and Directors

Since January 1, 2017, we granted RSU Awards to our executive officers and to six of our current non-employee directors. See the sections entitled “Executive Compensation” and “Director Compensation” above.

Policies and Procedures for Related-Person Transactions

Our Board’s audit committee has the primary responsibility for reviewing and approving transactions with related parties.

We have a formal written policy providing that our executive officers, directors, nominees for election as directors, beneficial owners of more than five (5) percent of any class of our common stock, any member of the immediate family of any of the foregoing persons, and any firm, corporation, or other entity in which any of the foregoing persons is employed, is a general partner or principal or in a similar position, or in which such person has a five (5) percent or greater beneficial ownership interest, is not permitted to enter into a related-party transaction with us without our audit committee’s consent, subject to the exceptions described below. In approving or rejecting any such proposal, our audit committee considers the facts and circumstances available and which it deems relevant,

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including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related-party’s interest in the transaction. Our audit committee has determined that certain transactions will not require audit committee approval, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a non-executive employee or beneficial owner of less than five (5) percent of that company’s shares, transactions where a related-party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10 percent of our common stock, file reports of ownership and changes of ownership with the SEC. SEC rules and regulations require such directors, executive officers and 10-percent stockholders to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the last fiscal year. We believe that, during 2017, our executive officers and directors, and persons who own more than 10 percent of our common stock complied with all Section 16(a) filing requirements.

Available Information

We included our financial statements for our fiscal year ended December 31, 2017 in our Annual Report on Form 10-K. We have posted this proxy statement and our annual report on the Corporate Governance section of the Investors page of our website at http//ir.aerohive.com and these documents are also available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending us a written request to Aerohive Networks, Inc., Attention: Corporate Secretary, 1011 McCarthy Boulevard, Milpitas, California 95035.

Company Website

We maintain a website at www.aerohive.com. We do not intend information contained on, or that can be accessed through, our website to be incorporated by reference into this proxy statement. We intend references to our website address in this proxy statement to be inactive textual references only.

*          *          *

The Board of Directors does not currently know of any other matters to be presented at the 2018 Annual Meeting. If any additional matters are properly presented at the 2018 Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the 2018 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Milpitas, California April 6, 2018
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AEROHIVE NETWORKS, INC. 1011 MCCARTHY BOULEVARD MILPITAS, CA 95035

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/22/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/22/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
			☐	☐	☐
1.	Election of Directors

Nominees

01)	Remo Canessa	02) Curtis E. Garner		03) Changming Liu

The Board of Directors recommends you vote FOR proposal 2.								For	Against	Abstain

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote.							☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

AEROHIVE NETWORKS, INC. Annual Meeting of Stockholders May 23, 2018 11:00 AM This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) Steve Debenham and John Ritchie, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AEROHIVE NETWORKS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Pacific Time on May 23, 2018, at 1011 McCarthy Boulevard, Milpitas, California 95035, and for any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side